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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds II

ANNUAL REPORT
October 31, 2012

Table of Contents

THE ALGER FUNDS II

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	13

Portfolio Summary (Unaudited)	18

Schedules of Investments	19

Statements of Assets and Liabilities	52

Statements of Operations	56

Statements of Changes in Net Assets	58

Financial Highlights	61

Notes to Financial Statements	74

Report of Independent Registered Public Accounting Firm	95

Additional Information (Unaudited)	96

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Shareholders’ Letter	November 29, 2012

Dear Shareholders,

Thomas Edison accumulated over 1,000 patents during his lifetime, a result, in large part, of his legendary work ethic. He exhibited a skill for identifying and pursuing rewarding opportunities and possessed the following keen insight into why many individuals fail to capitalize on opportunities: “Opportunity is missed by most people because it is dressed in overalls and looks like work.” His insight is highly relevant to investors because equity markets, we believe, are providing attractive opportunities. Yet, many investors continue to reduce their U.S. equity exposure and by holding cash and bond investments with zero real return potential, sit on the sidelines. We aren’t surprised as these are indeed difficult economic times and the equity market is challenging.

In our Spring 2012 Market Update commentary(1), we said that markets were due for yet another pullback after a 12% rally earlier in the year brought the S&P 500 Index above 1400 for the first time since the 2008 Financial Crisis. We believed that markets would focus on macroeconomic concerns in China and Europe, deceleration of the U.S. economy, and uncertainty over political elections. In the commentary, we also advised our readers that, in our opinion, such volatility could provide yet another buying opportunity in U.S. equities. In the days following the publication of our commentary, investors apparently became focused on China, the euro zone, and other concerns, causing the S&P 500 to drop 9.58% from May 3 to June 1. For the near term, the selloff in May and June was shorter lived than many investors, including our firm, expected. Low trading volumes and, more importantly, hope for significant stimulus from the U.S. Federal Reserve, the European Central Bank, and other authorities allowed equity markets to recover, with the S&P 500 again climbing above 1400 and gaining 14.29% for the year-to-date period ended October 31, 2012. For the one-year reporting period ended on that date, the S&P climbed 15.21%.

Corporate Fundamentals and Second Quarter Results

Alger believes corporate fundamentals ultimately drive market performance. Companies, of course, operate within the broader economic environment of the U.S. and the global marketplace. 2012 is, in fact, a key point in this market cycle following the Financial Crisis. While corporate America continues to “outperform” the broader economy, the slowing economy and uncertainty among consumers and businesses regarding the economy are having a negative influence. In the second quarter, we saw a continuation of challenges to revenue growth across many industries. Economic concerns caused consumers and businesses to act in a predictable fashion: Individuals became apprehensive about spending and businesses became cautious over hiring employees and making capital outlays. Corporate revenues reflect that trend—on a year-over-year basis, total second-quarter 2012 revenue for S&P 500 companies declined 3.71%, according to J.P. Morgan. It was the first quarterly decline since the depths of the subprime mortgage crisis. For the quarter, 274 companies issued negative revenue surprises, the highest level since the first quarter of 2009, according to FactSet. During the second quarter of 2012, 52% of S&P 500 companies revised revenue guidance downward, while 48% revised guidance upward. This was a continuation, slightly moderated, from the first quarter of 2012, when 60% revised downward. However, the easy growth in revenues and earnings is clearly gone, especially when comparing recent results to the second quarter of 2011, when only 35% of S&P 500 companies revised downward. Unlike quarterly earnings and revenues during the post-2008 Financial Crisis recession, more recent results reflect stronger economic conditions. As a result, corporations now have harder comparables to beat when evaluating results on a year-over-year basis. Moderating GDP growth is also expected to make it harder for corporations to generate substantial revenue and earnings growth.

This backdrop of a slow growth economy, however, is one in which we believe our investment philosophy is well equipped to thrive. Our fundamental investment strategy keeps us focused on finding compelling investment opportunities among companies that are best suited to excel in these challenging times of slow economic growth and increasing concerns over fiscal policy. By conducting in-depth research, we believe that we have potential to find companies that can grow earnings and revenues by gaining market share. As dedicated, long-term growth investors, furthermore, we are attuned to the investment opportunities that challenging economies offer to companies capitalizing on innovation and change.

A Closer Look at Certain Sectors

A closer look at the results announced by companies in a couple of sectors highlights many of the points we’ve made over the years in Alger market commentaries. No broad “average” or single statement, of course, can summarize the results of a sector as broad as Consumer Discretionary, so we will instead give an overview of typical earnings reports for the quarter. Warnaco Group, Coach Inc., and Starbucks Corporation were among companies that announced softness in customer spending. Warnaco has brands such as Speedo and Calvin Klein and it reported weak second-quarter results for Europe and the U.S. Even with positive performance in Asia and Latin America, its net revenues declined 5% on a year-over-year basis, which was in line with Warnaco’s expectations. Warnaco management warned that it is balancing its expectations for new product launches with its outlook for a muted consumer environment in North America and a softening global macroeconomic environment. Fashion accessory leader Coach, Inc. also reported disappointing same-store sales in the U.S., where traffic to its factory outlet stores declined and discounts were required to entice customers to spend. Coach’s strong Asia results, fortunately, helped the company increase year-over-year sales 12%. Starbucks, meanwhile, said it is bracing for a decline in consumer spending and it lowered its earnings-per-share guidance to $0.44 to $0.45 from prior guidance of $0.46 to $0.47. For the fiscal quarter ended July 1, Starbucks said it generated a 13% net revenue increase and noted that same-store sales in China grew only 12%, compared to 18% in the prior quarter. Economic softness in Europe, meanwhile, pressured results of many companies such as PVH Corp., which offers Calvin Klein and Tommy Hilfiger merchandise, and Ralph Lauren Corporation, which offers clothing and home decorating accessories. Ralph Lauren management noted that “the outlook for consumer spending and global economic growth remains challenging and we are planning our business accordingly.” After a multiyear run of double-digit growth in revenues and earnings, Ralph Lauren’s growth may be in the mid-single digits for this year.

Encouragingly, many companies generated strong bottom-line results, or at least results better than many feared. We have commented before that this economic recovery is marked by strong corporate cost controls, resulting in an excellent level of profitability and cash flow in well-managed companies. That’s continued even as top-line revenue growth moderates (overall revenue growth for the consumer sector was 5% in the second quarter). For example, discount clothing retailer TJX Companies generated a 24% increase in net income, even though net sales increased only 9%, and restaurant operator Brinker International, Inc. grew net revenues only 1.5%, but managed to increase net income approximately 12%. For the overall sector, bottom-line results, as measured by net income, increased less than 1% on a year-over-year basis, which makes the strong earnings of companies such as Brinker International and TJX even more noteworthy.

One bright spot has been the U.S. housing industry. In our Summer 2011 Commentary, we reasoned that the real estate market was close to bottoming. At the time, we believed that increasing affordability of homes would eventually support a recovery in housing.  Since then, homebuilder stock prices, broadly speaking, have increased. Looking ahead, we believe that the U.S. housing recovery will be a multiyear trend. Just as the downturn took four to five years to finally bottom, so will the recovery, we believe, take time to unfold. Approximately 750,000 residential units, including multifamily properties, are being constructed on an annualized basis, which is a very depressed level compared to the typical levels of about 1.5 million new homes built prior to 2008. In some of the most depressed locations, new home building has been down 70% or 80% from peak, and even with a potential 20% to 30% increase over the next few years, would still be well below peak levels. With extraordinarily low mortgage rates and improving, but still poor, availability of bank financing, we see a long runway for recovery. Second-quarter earnings among publicly traded homebuilders were excellent.  We continue to like this area of the U.S. economy, though we believe that the stocks are due for a pause with many trading at five-year highs as of the publication of this letter.

Reasons for Optimism

In addition to the Consumer Discretionary examples discussed above, many companies have preserved profitability by cutting costs as revenues moderate. Even with the year-over-year second-quarter revenue decline of the S&P 500, earnings grew, granted the increase was less than 1%. Also during the second quarter, only 38% of S&P 500 companies had earnings misses, even though 52% of companies reported revenue misses. In comparison, the highest number of earnings misses since the first quarter of 2009 was 39%, which occurred in the last quarter of 2011. For that quarter, however, an impressive 64% of companies missed revenue targets.

In our assessment, corporate fundamentals remain surprisingly strong, amidst a truly difficult global environment. The caution instilled in corporate management means that earnings and margins, while trimmed in many cases, have remained surprisingly healthy when considering the economic background in the U.S. and around the world. With no wage pressures, moderating input costs, and sufficient production capacity, slowing revenue growth is simply not having a devastating impact on corporate earnings or cash flow, which is contrary to the previous forecasts of many pundits. At Alger, we continue to maintain—and we believe the second quarter illustrates this point—that strong corporate earnings are a durable, not cyclical, aspect of the post-2008 Financial Crisis period. The economy and corporate revenues, granted, are struggling against a headwind of weak employment growth in the U.S., but we remind readers that unemployment is highly bifurcated between college- and non-college educated individuals.

In April, we reported that we were anticipating a weak job market and noted that significant uncertainty would linger over how equity markets may react to decelerating corporate earnings. Here, the market has been, in our view, exceedingly resilient in the face of slowing growth and lack of any real progress on Europe and U.S. fiscal policy. In particular, despite the media’s and equity markets’ fixation on every word, movement, or meeting by European regulators and politicians,  and the lack of any substantive action by such actors to address the worsening economic issues in Greece, Spain, Italy, and other troubled countries in Europe, the markets have responded quite favorably.

It’s clear to us that we have an unusual combination of factors driving a reasonable, though not broad-based or high-volume, rally off of market lows of June. First, in July, European Central Bank President Mario Draghi raised global market expectations that the organization may engage in extensive bond buying, or in other words, European style quantitative easing. Second, fear of a collapse of the euro and the euro-zone economic fallout has created yet another flight to safety that has caused U.S. Treasury yields to fall to impressively low levels. The low rates are widely recognized as likely being negative after factoring inflation. As a result, we think U.S. equities have benefitted, albeit ever so slightly, from investors shunning additional Treasury buys while fleeing European and emerging markets exposure.

Going Forward

We are pleased by equities’ resiliency, though guessing stocks’ direction based on the actions of regulatory and political leaders in Europe leaves us, as we were in April, uneasy. While we would like to think that June represented a short-term bottom for U.S. equities, we continue to think that investors will retest those lows sometime because of macroeconomic issues and a lack of clarity over government fiscal policies. However, the data we have gathered and the fundamentals that we have observed in the second quarter are, in our view, an extremely helpful guide to current conditions and conditions in 2013.

We now have even greater conviction that any dip, in particular any occurring in the next few months, should be aggressively bought. The current resiliency of the markets shows not, as some would suggest, that markets purely move with macro factors or with the statements of politicians in Europe, but with corporate fundamentals, which we believe are solid in the U.S.   Corporate and, increasingly, consumer balance sheets in the U.S. have healthy levels of cash and are underinvested. But that cash hoard, in our view, is increasingly being used in a most sensible way at a time when some investors, including noted bond manager Bill Gross of PIMCO, say equities are losing their appeal. In his August investment outlook, Gross claimed, “The cult of equity is dying” and “investors’ impressions of stocks for the long run or any run have mellowed as well.” The statement is an about-face for Gross, who two years ago said equities were likely to outperform bonds.

We are encouraged to see companies either starting to pay dividends or increasing dividends. Many companies are also buying back stock at an aggressive rate. The result, we believe, may be to put a fundamental floor on the U.S. stock market. We are highly encouraged by what we’ve seen in corporate fundamentals and market reactions. Regulators across the world are raising the rhetoric about slowing economic growth and in many parts of the world, such as China and Brazil, policies are clearly moving to a simulative stance. In other parts, like Europe, it’s mostly rhetoric that is supporting equity market gains, but we think stimulus from policymakers is likely. We maintain that it is not time to sell equities as some suggest. Rather, it is time to buy if you have a time horizon that goes beyond a year, and buy more on market dips if you already own equities. Clearly, we believe that it is time to embrace equities and the rigorous work of conducting in-depth, fundamental research that potentially can uncover attractive opportunities. And it’s time to diversify away from a likely losing asset class that is offering historically low yields: U.S. Treasuries.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 13.99% for the 12-month period ended October 31, 2012, compared to the 12.76% return of the Russell 3000 Growth Index.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 100.69% of assets. In aggregate, long positions contributed approximately 13.75% to performance. The Fund’s average allocation to short positions was 2.29%. The short positions had an approximately 0.24% contribution to performance.

During the period, the largest sector weightings in the Fund were Information Technology and Consumer Discretionary sectors. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Industrials sectors was the most important contributor to performance, while Consumer Staples and Energy detracted from results. Among the most important relative contributors were Apple, Inc.; Lowe’s Companies, Inc.; CVS Caremark Corp.; Pfizer, Inc.; and Expedia, Inc.

Apple is well known for designing and manufacturing personal computers, tablets, and portable phones, including the popular iPhone. Its shares declined early in the quarter as investors were disappointed by the company’s quarterly results. Later in the third quarter, however, anticipation of potentially strong sales resulting from the launch of the company’s iPhone 5 supported enthusiasm for the stock.

Conversely, detracting from relative performance were Focus Media Holding Ltd; Baker Hughes, Inc.; Wal-Mart Stores, Inc.; Microsoft Corp.; and Abercrombie & Fitch Co., Cl A. Stock of oilfield services provider Baker Hughes underperformed during the period after the company reported supply chain issues, including a shortage of supply facilities, transportation issues, and a lack of raw materials. The issues reduced utilization of the company’s services and increased costs. The stock also performed poorly due to fears that macroeconomic concerns in China and Europe would reduce oil demand.

Among short positions, Infosys Ltd. ADR; Sony Corp. ADS; and Zipcar, Inc. had the largest contribution to relative performance while KAR Auction Services, Inc.; Costco Wholesale Corp.; and Whole Foods Market, Inc. had the largest adverse impact on results. Prices for Zipcar stock declined after management disclosed disappointing second-quarter results and lowered full-year outlook guidance. Growth in its membership base was lower than management’s earlier expectations and fell below that of Zipcar competitors. Short sales entail selling stock that has been borrowed, so the cost of replacing the stock in order to return it to the lender declines along with the stock prices. As a result, the short position contributed to performance. Whole Foods Market, meanwhile, is facing increased competition from companies such as The Fresh Market, Trader Joe’s, and conventional supermarkets that are expanding their product offerings. While comparable store sales for Whole Foods have begun to slow, the rate of sales growth is still healthy as consumer preference for fresh, healthy foods continues to expand. For Whole Foods, sales were strong enough to drive healthy earnings that benefitted, in part, from lower food product costs. The increased cost of replacing the stock in order to return it to the lender resulted in the short position detracting from performance.

Alger Green Fund

The Alger Green Fund returned 11.15% for the 12-month period ended October 31, 2012, compared to the 12.76% return of its benchmark, the Russell 3000 Growth Index.

During the period, the largest sector weightings in the Fund were Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was Industrials and the largest sector underweight was Energy. Relative outperformance in Industrials and Materials sectors was the most important contributor to performance, while Health Care and Consumer Staples detracted from results.

Among the most important relative contributors were Visa, Inc. Cl A; Westport Innovations, Inc.; Solutia, Inc.; Pfizer, Inc.; and Lululemon Athletica, Inc. During the reporting period, Solutia was acquired by Eastman Chemical Co. at a 42% premium, which resulted in the stock being among top contributors to performance.

Conversely, detracting from relative performance were Deckers Outdoor Corp.; Metabolix, Inc.; Oracle Corp.; ChipMOS TECHNOLOGIES Bermuda Ltd.; and Trina Solar Ltd. ADS. The Fund’s position in footwear provider Deckers performed poorly during the first half of 2012, a result of the company previously missing and lowering guidance. Europe remained very weak and boot sales in January and February were weak as expected. Warm weather hurt sales, while high sheepskin costs detracted from results. Furthermore, management lost a great deal of credibility after lowering guidance multiple times.

Alger Analyst Fund

The Alger Analyst Fund returned 9.95% for the 12-month period ended October 31, 2012, compared to the 9.09% return of its benchmark, the Russell Midcap Growth Index.

During the period, the largest sector weightings in the Fund were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Information Technology. Relative outperformance in the Materials and Consumer Discretionary sectors was the most important contributor to performance, while Consumer Staples and Information Technology detracted from results.

Among the most important relative contributors were Pharmasset, Inc.; Solutia, Inc.; Theravance, Inc.; Wyndham Worldwide Corporation.; and PolyOne Corp. During the reporting period, Solutia was acquired by Eastman Chemical Company at a 42% premium, which resulted in the stock being among top contributors to performance.

Conversely, detracting from relative performance were Apple, Inc.; Dendreon Corp.; Deckers Outdoor Corp.; Questcor Pharmaceuticals, Inc.; and Superior Energy Services, Inc. The Fund’s position in Deckers performed poorly during the first half of 2012, a result of the company previously missing and lowering guidance. Europe remained very weak and boot sales in January and February disappointed. Warm weather hurt sales and high sheepskin costs detracted from results. Furthermore, management lost a great deal of credibility after lowering guidance multiple times.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 6.07%, compared to the 15.21% return of its benchmark, the S&P 500 Index, for the 12-month period ended October 31, 2012.

For the period, the Fund’s average long exposure was 69.80% and the average short exposure was 21.92%. Net exposure, which is the difference between long and short exposure, was 47.88%. Its long positions outperformed the Fund’s benchmark and had an approximately 7.53% contribution to absolute performance. Short positions trailed the performance of the Fund’s benchmark and detracted 1.46% from performance. The Fund had an average cash allocation of 52.12%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in Information Technology and Industrials contributed to performance, while Financials and Energy detracted from results.

Among long positions, Apple, Inc.; Lennar Corp., Cl. A; Verisk Analytics, Inc., Cl. A; and Spirit Aerosystems Holdings, Inc., Cl.A; had the largest contribution to relative performance while Anadarko Petroleum Corp.; Philip Morris International, Inc.; Pfizer, Inc.; and Allscripts Healthcare Solutions, Inc. detracted from results. Apple is well known for designing and manufacturing personal computers, tablets, and portable phones, including the popular iPhone. Its shares declined early in 2012 as investors were disappointed by the company’s quarterly results. Later in the third quarter, however, anticipation of potentially strong sales resulting from the launch of the company’s iPhone 5 supported enthusiasm for the stock. Allscripts provides software that hospitals and physicians use for electronic medical records, revenue cycle management, and practice management. In April, the company preannounced disappointing fundamental results, including lower-than-expected bookings, weak sales, and an unfavorable sales mix. Rather than commit to using Allscripts products, a number of prospects opted to wait for the company to introduce new software versions and better integrate its offerings.

Among short positions, Zipcar, Inc.; Sony Corp. ADS; and J.C. Penney Co., Inc. had the greatest contribution to relative performance while KAR Auction Services, Inc.; SPDR S&P 500 ETF; and Ariba, Inc. detracted from results. Prices for Zipcar stock declined after management disclosed disappointing second-quarter results and lowered full-year outlook guidance. Growth in its membership base was lower than management’s earlier expectations and fell below that of Zipcar competitors. Short sales entail selling stock that has been borrowed, so the cost of replacing the stock in order to return it to the lender declines along with the stock prices. As a result, the short position contributed to performance.  Ariba provides collaborative business commerce solutions. Its stock performed strongly after SAP America agreed to acquire the company at a premium. The increased cost of replacing the stock in order to return it to the lender resulted in the short position detracting from performance.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned 2.40% for the one-year period ended October 31, 2012, compared to the 2.98% return of its benchmark, the MSCI Emerging Markets Index.

The Fund had investments that were diversified across the emerging markets universe during the period.  Of those countries found within the MSCI Emerging Markets Index, the fund held a zero weight in the Central European markets of the Czech Republic and Hungary and only a small position in the Polish materials sector for part of the reporting period.  This was a reflection of the Fund’s concerns over the macro-economic environment as well as limited opportunities seen in stock selection in those markets.  The Fund had an off-index exposure to both Turkmenistan and Singapore during the period.

The Fund’s sector exposure and industry concentrations in these countries will vary as opportunity sets in each country are very different.  The Fund’s country and industry exposure are driven by both stock selection and a top-down review of individual countries. Thus, the Fund may have different country and sector exposure than the benchmark, a result of our bottom-up fundamental analysis and our view of macroeconomic and political conditions.

China, Mexico and Colombia were the largest country overweights, while Poland, Chile and India were the largest country underweights. Holdings in Brazil, Mexico, and South Africa had the largest positive impact on relative performance, while holdings in Korea, China and Malaysia detracted from results.

Among the most important relative contributors were Tower Bersama Infrastructure; Chailease Holding Co., Ltd.; Aspen Pharmacare Holdings Ltd.; Banregio Grupo Financiero S.A.B. de C.V.; and Sands China Ltd. In Indonesia, Tower Bersama is an independent tower company in Indonesia whose tenancy growth has continued to improve over the course of the reporting period.  In addition, the company closed its first acquisition opportunity providing further support to the company’s stock price.  New brokerage initiation coverage of the stock was also supportive.  The Fund remained a holder of the shares at the close of the reporting period.

Conversely, detracting from relative performance were China Shipping Development Co. Ltd.; Epistar Corp.; NCsoft Corp.; Taiwan Semiconductor Manufacturing Co., Ltd.; and Korean Reinsurance Co. Ltd. China Shipping is a bulk carrier providing shipping services primarily within China and broader Asia.  The Fund purchased the shares on an expectation of a stabilization in the global shipping cycle as the valuations of the company were already below those that occurred during the Global Financial Crisis. It issued a profit warning earlier in the year and its interim results were weak.  Contributing to that weakness were production delays at the Penglai oil field which adversely impacted the amount of oil that the company ships.  The Fund was not a holder of the shares at the close of the reporting period.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer

(1) For more details, see Alger commentary titled “Spring 2012 Market Update.”

J.P. Morgan is a bank that provides research and market data to investors. PIMCO is an asset management firm. FactSet provides financial data and analytics to the global investment community.

As of October 31, 2012, the following holdings represented the noted percentages of firm wide assets under management: The Warnaco Group, 0.00%; Coach Inc., 0.00%; Starbucks Corporation, 0.14%; PVH Corp., 0.77%; Ralph Lauren Corporation, 0.41%; TJX Companies, 0.05%; and Brinker International, Inc., 0.00%. Positions in those companies may or may not have been held by Funds discussed in this report.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance information quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedule of Investments for each Fund which is included in this report for a complete list of Fund holdings as of October 31, 2012. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where the Fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.  Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a Fund’s net asset value can decrease more quickly than if the Fund had not borrowed. The Alger Spectra Fund and the Alger Dynamic Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The Fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

A small investment in derivatives could have a potentially large impact on the Fund’s performance.  When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised.  When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security’s value above the exercise price.  When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value.  Use of options on securities indexes are subject to the risk that trading in options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally.  Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.  Forward currency contracts are subject to currency exchange rate risks, the risk of non-

performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates.

Dynamic Opportunities Fund is a non-diversified investment company, which means that it is not required to maintain, as to 75% of its assets, no more than 5% of its assets in any single issuer.  Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.

The Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•    Standard & Poor’s is a credit rating agency and provider of financial data.

•    The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•    The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•    The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•    The Standard & Poor’s 500 Index is an index of large-company common stocks and is considered to be representative of the U.S. stock market.

•    The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

FUND PERFORMANCE AS OF 9/30/12 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	24.09%	3.99%	11.46%
Alger Spectra Class C *	29.00%	4.38%	11.27%
Alger Spectra Class I †	30.94%	5.24%	12.14%
Alger Spectra Class Z ‡	31.24%	n/a	n/a

*                        Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

†                        Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class A share’s higher operating expenses and current maximum sales charge.

‡                        Class Z annualized performance since 12/29/2010 inception date of the Class, was 10.41%.

FUND PERFORMANCE AS OF 9/30/12 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger Green Class A (Inception 12/4/00)*	18.17%	(2.04)%	(1.19)%
Alger Green Class C (Inception 9/24/08)†	22.51%	(1.73)%	(1.50)%
Alger Green Class I (Inception 9/24/08)‡	24.68%	(1.00)%	(0.76)%

Alger Analyst Class A (Inception 3/30/07)	22.37%	(0.67)%	1.87%
Alger Analyst Class C (Inception 9/24/08)†	27.44%	(0.33)%	2.11%
Alger Analyst Class I (Inception 9/24/08)‡	29.20%	0.38%	2.85%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	6.70%	n/a	2.78%
Alger Dynamic Opportunities Class C (Inception 12/29/10)§	10.76%	n/a	3.91%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	12.97%	n/a	2.67%

Alger Emerging Markets Class A (Inception 12/29/10)	9.35%	n/a	(11.36)%
Alger Emerging Markets Class C (Inception 12/29/10)	13.46%	n/a	(9.53)%
Alger Emerging Markets Class I (Inception 12/29/10)	15.33%	n/a	(8.85)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*                        Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

†                        Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

‡                        Historical performance prior to September 24, 2008, inception of the class, is that of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

§                        Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2012. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)*,†	8.04%	2.15%	10.86%	15.68%
Class C (Inception 9/24/08)†,‡,§	12.12%	2.51%	10.64%	14.98%
Class I (Inception 9/24/08)†,**,††	14.07%	3.38%	11.52%	15.86%
Class Z (Inception 12/29/10)†	14.28%	n/a	n/a	n/a ‡‡
Russell 3000 Growth Index	12.76%	1.90%	7.32%	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*                        Returns reflect the maximum initial sales charges.

†                        Historical performance has been calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund’s investment advisor.  The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996.  The calculation of total return during that time assumes dividends were reinvested at market value.  Had dividends not been reinvested, performance would have been lower.

‡                        Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§                        Returns reflect the applicable contingent deferred sales charge.

**                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class A share’s higher operating expenses and current maximum sales charge.

††                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡‡                 Class Z annualized performance since 12/29/2010 inception date of the class, was 8.39%.  Russell 3000 Growth Index for the same period was 8.03%.

ALGER GREEN FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2012.  The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)*,†	5.36%	(3.89)%	6.70%	(1.37)%
Class C (Inception 9/24/08)‡,§	9.03%	(3.60)%	6.48%	(1.68)%
Class I (Inception 9/24/08)**	10.98%	(2.88)%	7.27%	(0.94)%
Russell 3000 Growth Index	12.76%	1.90%	7.32%	1.18%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                        Returns reflect the maximum initial sales charges.

†                        Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

‡                        Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§                        Returns reflect the applicable contingent deferred sales charge.

**                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER ANALYST FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Analyst Fund Class A, through October 31, 2012. The figures for the Alger Analyst Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends.  Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class.

Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/30/2007
Class A (Inception 3/30/07)*	4.13%	(2.31)%	n/a	1.29%
Class C (Inception 9/24/08)†,‡	8.25%	(1.97)%	n/a	1.52%
Class I (Inception 9/24/08)§	9.96%	(1.26)%	n/a	2.25%
Russell Midcap Growth Index	9.09%	1.55%	n/a	3.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*                        Returns reflect the maximum initial sales charges.

†                        Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

‡                        Returns reflect the applicable contingent deferred sales charge.

§                        Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND^

Fund Highlights Through October 31, 2012(Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) and the S&P 500 Index (an unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through October 31, 2012. The figures for the Alger Dynamic Opportunities Fund Class A and the Blended S&P 500/LIBOR and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)*	0.50%	n/a	n/a	2.28%
Class C (Inception 12/29/10)†,‡	4.25%	n/a	n/a	3.32%
Class Z (Inception 12/29/10)	6.34%	n/a	n/a	n/a §
S&P 500 Index	15.21%	n/a	n/a	12.99%
Blended S&P 500 / LIBOR	7.76%	n/a	n/a	6.82%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

^The Fund has changed its benchmark to the S&P 500 Index to provide a more meaningful performance comparison.

*                        Returns reflect the maximum initial sales charges.

†                        Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

‡                        Returns reflect the applicable contingent deferred sales charge.

§                        Class Z annualized performance since 12/29/2010 inception date of the class, was 1.85%.  Blended S&P 500 / LIBOR and S&P 500 Index for the same period was 4.69% and 8.67%, respectively.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through October 31, 2012. The figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets Fund Class C and Class I shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)*	(2.96)%	n/a	n/a	(10.97)%
Class C (Inception 12/29/10)†	0.70%	n/a	n/a	(9.23)%
Class I (Inception 12/29/10)	2.42%	n/a	n/a	(8.58)%
MSCI Emerging Markets Index	2.98%	n/a	n/a	(4.13)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*                       Returns reflect the maximum initial sales charges.

†                       Returns reflect the applicable contingent deferred sales charge.

PORTFOLIO SUMMARY†

October 31, 2012 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund*
Consumer Discretionary	19.1%	14.6%	26.3%	7.9%
Consumer Staples	7.0	8.1	4.4	2.8
Energy	5.1	1.8	6.1	1.8
Financials	9.5	2.4	5.0	5.4
Health Care	10.0	7.2	12.1	2.7
Industrials	10.3	20.7	9.5	5.5
Information Technology	28.0	32.1	22.1	11.9
Materials	3.7	7.5	8.7	1.1
Telecommunication Services	3.1	0.0	2.5	0.5
Utilities	0.0	3.7	0.0	0.0
Short-Term Investments and Net Other Assets	4.2	1.9	3.3	60.4
	100.0%	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Brazil	11.8%
Cayman Islands	4.2
Chile	0.6
China	8.4
Colombia	1.1
Cyprus	1.3
Hong Kong	7.2
India	6.6
Indonesia	3.3
Ireland	1.3
Jersey Channel Islands	1.3
Malaysia	3.8
Mexico	6.7
Mongolia	1.0
Peru	1.2
Philippines	1.1
Russia	2.7
South Africa	5.9
South Korea	13.6
Switzerland	0.8
Taiwan	7.9
Thailand	2.2
Turkey	2.4
Cash and Net Other Assets	3.6
100.0%

†                           Based on net assets for each Fund.

*                           Includes short sales as a reduction of sector exposure.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—94.4%
ADVERTISING—0.4%
Focus Media Holding Ltd.#	386,200	$9,106,596

AEROSPACE & DEFENSE—3.0%
General Dynamics Corp.	156,900	10,681,752
Honeywell International, Inc. +	685,900	42,004,516
Precision Castparts Corp.	52,600	9,103,482
		61,789,750
AIR FREIGHT & LOGISTICS—1.0%
FedEx Corp.	143,900	13,237,361
United Parcel Service, Inc., Cl. B +	99,000	7,251,750
		20,489,111
AIRLINES—0.5%
Delta Air Lines, Inc.*	1,043,600	10,049,868

ALTERNATIVE CARRIERS—0.7%
Cogent Communications Group, Inc.	662,753	14,388,368

APPAREL ACCESSORIES & LUXURY GOODS—1.3%
PVH Corp.	155,800	17,136,442
Ralph Lauren Corp.	60,800	9,344,352
		26,480,794
APPAREL RETAIL—0.2%
Limited Brands, Inc.	81,500	3,903,035

APPLICATION SOFTWARE—2.6%
Cadence Design Systems, Inc. *	1,723,000	21,813,180
Citrix Systems, Inc. *	120,900	7,472,829
QLIK Technologies, Inc. *	338,700	6,235,467
Salesforce.com, Inc. *	113,659	16,591,941
Workday, Inc. *	13,600	659,600
		52,773,017
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group, Inc.*	50,950	6,445,175

AUTO PARTS & EQUIPMENT—1.2%
Delphi Automotive PLC *	303,800	9,551,472
TRW Automotive Holdings Corp. *	110,200	5,125,402
WABCO Holdings, Inc. *	186,400	10,917,448
		25,594,322
BIOTECHNOLOGY—1.0%
Gilead Sciences, Inc. *	204,521	13,735,631
Merrimack Pharmaceuticals, Inc. *	391,939	2,422,183
Vertex Pharmaceuticals, Inc. *	80,000	3,859,200
		20,017,014
BROADCASTING & CABLE TV—0.8%
CBS Corp., Cl. B	338,300	10,960,920
Scripps Networks Interactive, Inc.	106,100	6,442,392
		17,403,312
CABLE & SATELLITE—2.0%
Charter Communications, Inc. *	99,400	7,694,554
Sirius XM Radio, Inc. *	7,422,400	20,782,720

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CABLE & SATELLITE—(CONT.)
Time Warner Cable, Inc.	122,800	$12,170,708
		40,647,982
CASINOS & GAMING—0.8%
Las Vegas Sands Corp.	363,000	16,857,720

COMMUNICATIONS EQUIPMENT—2.5%
Ciena Corp. *	160,400	1,990,564
Cisco Systems, Inc.	652,720	11,187,621
F5 Networks, Inc. *	123,400	10,178,032
QUALCOMM, Inc. +	491,017	28,761,321
		52,117,538
COMPUTER HARDWARE—7.9%
Apple, Inc.+	268,572	159,827,196

COMPUTER STORAGE & PERIPHERALS—0.9%
EMC Corp.*	779,599	19,037,808

CONSTRUCTION & ENGINEERING—0.7%
KBR, Inc.	89,300	2,487,898
Quanta Services, Inc. *	480,400	12,456,772
		14,944,670
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Caterpillar, Inc.	51,400	4,359,234
Joy Global, Inc.	137,800	8,605,610
Volvo AB #	891,100	12,029,850
		24,994,694
CONSUMER FINANCE—1.8%
Capital One Financial Corp.+	624,500	37,576,165

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Mastercard, Inc.+	41,165	18,974,183

DIVERSIFIED BANKS—0.9%
Wells Fargo & Co.	575,000	19,371,750

DIVERSIFIED CHEMICALS—1.2%
Eastman Chemical Co.	183,500	10,870,540
PPG Industries, Inc.	118,500	13,873,980
		24,744,520
DIVERSIFIED METALS & MINING—0.4%
Freeport-McMoRan Copper & Gold, Inc.	230,000	8,942,400

DRUG RETAIL—1.5%
CVS Caremark Corp.	673,100	31,231,840

ELECTRICAL COMPONENTS & EQUIPMENT—1.0%
Cooper Industries PLC, CL. A	259,645	19,457,796

ELECTRONIC MANUFACTURING SERVICES—0.3%
IPG Photonics Corp.*	100,600	5,339,848

FOOTWEAR—0.3%
NIKE, Inc., Cl. B	72,700	6,643,326

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GENERAL MERCHANDISE STORES—1.7%
Dollar General Corp. *	610,715	$29,692,963
Target Corp.	80,000	5,100,000
		34,792,963
HEALTH CARE EQUIPMENT—1.1%
Covidien PLC +	317,912	17,469,265
Insulet Corp. *	109,101	2,314,032
Medtronic, Inc.	48,100	1,999,998
		21,783,295
HEALTH CARE FACILITIES—0.7%
HCA Holdings, Inc.	339,200	9,636,672
Universal Health Services, Inc., Cl. B	118,080	4,887,331
		14,524,003
HEALTH CARE SERVICES—2.0%
Express Scripts, Inc.*+	663,100	40,807,174

HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.+	620,372	20,087,645

HOMEBUILDING—0.4%
Standard Pacific Corp.*	1,073,200	7,405,080

HOTELS RESORTS & CRUISE LINES—1.5%
Royal Caribbean Cruises Ltd.	394,100	13,269,347
Ryman Hospitality Properties *	358,100	13,969,481
Wyndham Worldwide Corporation	70,500	3,553,200
		30,792,028
HOUSEHOLD PRODUCTS—0.9%
Procter & Gamble Co., /The	271,900	18,826,356

INDUSTRIAL MACHINERY—1.1%
Stanley Black & Decker, Inc.	333,960	23,143,428

INTEGRATED TELECOMMUNICATION SERVICES—1.1%
Verizon Communications, Inc.	504,900	22,538,736

INTERNET RETAIL—2.2%
Amazon.com, Inc. *+	162,800	37,903,096
Expedia, Inc.	89,700	5,305,755
		43,208,851
INTERNET SOFTWARE & SERVICES—7.4%
Cornerstone OnDemand, Inc. *	95,200	2,664,648
DealerTrack Holdings, Inc. *	364,400	9,959,052
eBay, Inc. *+	810,100	39,119,729
Equinix, Inc. *	82,000	14,793,620
Facebook, Inc. *	201,600	4,256,784
Google, Inc., Cl. A *+	85,955	58,429,630
OpenTable, Inc. *	48,957	2,299,510
Rackspace Hosting, Inc. *	6,600	420,354
Sina Corp. *	306,800	16,760,484
VistaPrint NV *	79,995	2,437,448
		151,141,259

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—0.8%
Morgan Stanley	972,900	$16,909,002

IT CONSULTING & OTHER SERVICES—4.1%
Accenture Ltd.	178,100	12,005,721
Cognizant Technology Solutions Corp., Cl. A *	181,461	12,094,376
Gartner, Inc. *	6,000	278,460
International Business Machines Corp. +	303,613	59,061,837
		83,440,394
LEISURE FACILITIES—1.2%
Six Flags Entertainment Corp.	438,096	25,019,663

LEISURE PRODUCTS—1.1%
Brunswick Corp.	393,900	9,292,101
Michael Kors Holdings Ltd. *	225,830	12,350,643
		21,642,744
LIFE & HEALTH INSURANCE—0.8%
Prudential Financial, Inc.	297,303	16,961,136

LIFE SCIENCES TOOLS & SERVICES—0.1%
Thermo Fisher Scientific, Inc.	20,512	1,252,463

MANAGED HEALTH CARE—1.4%
UnitedHealth Group, Inc.	513,630	28,763,280

MOVIES & ENTERTAINMENT—1.3%
News Corp., Cl. A	816,100	19,521,112
Viacom, Inc., Cl. B	130,135	6,672,021
		26,193,133
MULTI-LINE INSURANCE—0.3%
American International Group, Inc.*	165,700	5,787,901

OIL & GAS DRILLING—0.1%
Rowan Cos Plc*	90,200	2,860,242

OIL & GAS EQUIPMENT & SERVICES—1.7%
Halliburton Company +	632,600	20,426,654
National Oilwell Varco, Inc.	122,496	9,027,955
Weatherford International Ltd. *	513,000	5,796,900
		35,251,509
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Anadarko Petroleum Corp.	430,445	29,618,921
Chesapeake Energy Corp.	367,100	7,437,446
Denbury Resources, Inc. *	586,600	8,992,578
Pioneer Natural Resources Co.	89,300	9,434,545
		55,483,490
OIL & GAS REFINING & MARKETING—0.2%
Valero Energy Corp.	129,200	3,759,720

OTHER DIVERSIFIED FINANCIAL SERVICES—0.3%
Citigroup, Inc.	82,800	3,095,892
JPMorgan Chase & Co.	49,053	2,044,529
		5,140,421

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PAPER PRODUCTS—0.4%
International Paper Co.	226,800	$8,126,244

PHARMACEUTICALS—4.3%
Bristol-Myers Squibb Co.	452,190	15,035,318
Eli Lilly & Co.	321,400	15,629,682
Johnson & Johnson	313,600	22,209,152
Pfizer, Inc. +	1,194,999	29,719,624
Sanofi #	177,600	7,787,760
		90,381,536
PRECIOUS METALS & MINERALS—0.1%
SPDR Gold Trust*	14,691	2,451,340

RAILROADS—1.0%
CSX Corp.+	966,900	19,792,443

REGIONAL BANKS—0.5%
Zions Bancorporation	489,500	10,509,565

RESEARCH & CONSULTING SERVICES—0.2%
Verisk Analytics, Inc., Cl. A*	100,000	5,100,000

RESTAURANTS—0.9%
McDonald’s Corp.	168,161	14,596,375
Starbucks Corp.	89,000	4,085,100
		18,681,475
SECURITY & ALARM SERVICES—1.0%
ADT Corp., /The *	204,310	8,480,908
Tyco International Ltd.	408,621	10,979,646
		19,460,554
SEMICONDUCTOR EQUIPMENT—1.5%
ASML Holding NV #	315,300	17,332,041
Lam Research Corp. *	368,975	13,061,715
		30,393,756
SEMICONDUCTORS—1.0%
Avago Technologies Ltd.	189,900	6,272,397
Broadcom Corp., Cl. A *	343,800	10,841,733
EZchip Semiconductor Ltd. *	91	2,821
Skyworks Solutions, Inc. *	121,966	2,854,004
		19,970,955
SOFT DRINKS—2.7%
Coca-Cola Co., /The	702,300	26,111,514
PepsiCo, Inc. +	399,015	27,627,798
		53,739,312
SPECIALIZED FINANCE—0.3%
IntercontinentalExchange, Inc.*	51,100	6,694,100

SPECIALTY CHEMICALS—1.6%
Celanese Corp.	216,970	8,242,690
Cytec Industries, Inc.	64,600	4,445,772
LyondellBasell Industries NV	215,800	11,521,563
Rockwood Holdings, Inc.	181,100	8,312,490
		32,522,515

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—0.3%
Dick’s Sporting Goods, Inc.	116,300	$5,815,000

TOBACCO—1.9%
Philip Morris International, Inc.+	441,394	39,089,853

TRADING COMPANIES & DISTRIBUTORS—0.8%
United Rentals, Inc. *	276,900	11,258,754
WESCO International, Inc. *	75,500	4,898,440
		16,157,194
WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corp. *	194,400	12,952,872
Vodafone Group PLC #	483,400	13,158,148
		26,111,020
TOTAL COMMON STOCKS (Cost $1,739,744,394)		1,931,662,576

PREFERRED STOCKS—0.2%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.2%
JPMorgan Chase & Co., 8.63%, 09/1/13 (Cost $5,391,283)	194,990	5,112,638

MASTER LIMITED PARTNERSHIP —1.1%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Blackstone Group LP	682,600	10,484,736
Carlyle Group LP, /The	251,100	6,526,089
		17,010,825
OIL & GAS STORAGE & TRANSPORTATION—0.3%
Plains All American Pipeline LP	140,600	6,380,428

TOTAL MASTER LIMITED PARTNERSHIP (Cost $20,101,134)		23,391,253

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—0.6%
CABLE & SATELLITE—0.1%
XM Satellite Radio, Inc., 7.00%, 12/1/14(L2)(a)	1,500,000	2,482,500

HOMEBUILDING—0.5%
Lennar Corp., 2.75%, 12/15/20(L2)(a)	1,989,000	3,591,388
Lennar Corp., 3.25%, 11/15/21(L2)(a)	3,911,000	6,856,472
		10,447,860
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $7,448,238)		12,930,360

	SHARES
REAL ESTATE INVESTMENT TRUST—2.6%
MORTGAGE—2.2%
American Capital Agency Corp. +	904,400	29,863,289
Two Harbors Investment Corp.	1,106,022	13,194,842
		43,058,131

	SHARES	VALUE
RESIDENTIAL—0.1%
Home Properties, Inc.	50,100	$3,045,579

SPECIALIZED—0.3%
American Tower Corp., Cl. A	75,000	5,646,750

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $46,880,798)		51,750,460

Total Investments (Cost $1,819,565,847)(b)	98.9%	2,024,847,287
Other Assets in Excess of Liabilities	1.1	23,145,557

NET ASSETS	100.0%	$2,047,992,844

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+                    All or a portion of this security is held as collateral for securities sold short.

*                      Non-income producing security.

#                      American Depositary Receipts.

(a)              Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.6% of the net assets of the Fund.

(b)              At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,856,755,994, amounted to $168,091,293 which consisted of aggregate gross unrealized appreciation of $234,043,255 and aggregate gross unrealized depreciation of $65,951,962.

(L2)       Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments (Continued) - Securities Sold Short‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—(3.1)%
AUTO RENTAL—(0.2)%
Zipcar, Inc.	520,309	$3,262,337

BIOTECHNOLOGY—(0.1)%
Mesoblast Ltd.	280,500	1,679,826

COMMUNICATIONS EQUIPMENT—(0.1)%
Telefonaktiebolaget LM Ericsson#	228,400	2,030,476

CONSUMER ELECTRONICS—(0.1)%
Sony Corp.#	224,200	2,632,108

DIVERSIFIED SUPPORT SERVICES—(0.5)%
KAR Auction Services, Inc.	519,600	10,392,000

ELECTRONIC COMPONENTS—0.0%
DTS, Inc.	34,100	715,418

HEALTH CARE EQUIPMENT—(0.5)%
Becton Dickinson and Co.	132,700	10,042,736

INDUSTRIAL MACHINERY—(0.5)%
Donaldson Co., Inc.	346,100	11,168,647

INTERNET SOFTWARE & SERVICES—(0.1)%
VeriSign, Inc.	43,500	1,612,545

IT CONSULTING & OTHER SERVICES—(0.5)%
Infosys Technologies Ltd.#	227,600	9,882,392

REGIONAL BANKS—(0.1)%
Prosperity Bancshares, Inc.	64,400	2,695,784

SEMICONDUCTORS—(0.4)%
Taiwan Semiconductor Manufacturing Co., Ltd.#	478,300	7,604,970

TOTAL (proceeds $68,276,628)		$63,719,239

‡     Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#     American Depositary Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER GREEN FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—97.8%
AEROSPACE & DEFENSE—2.5%
General Dynamics Corp.	6,160	$419,373
Honeywell International, Inc.	13,320	815,717
		1,235,090
AIR FREIGHT & LOGISTICS—3.2%
FedEx Corp.	8,745	804,452
United Parcel Service, Inc., Cl. B	10,510	769,858
		1,574,310
AUTO PARTS & EQUIPMENT—0.8%
Johnson Controls, Inc.	15,430	397,323

AUTOMOBILE MANUFACTURERS—1.2%
Tesla Motors, Inc.*	21,195	596,215

BROADCASTING & CABLE TV—2.1%
Discovery Communications, Inc., Series A*	16,965	1,001,274

COAL & CONSUMABLE FUELS—0.2%
Solazyme, Inc.*	12,305	99,671

COMMUNICATIONS EQUIPMENT—1.9%
Cisco Systems, Inc.	52,490	899,679

COMPUTER HARDWARE—7.9%
Apple, Inc.	6,460	3,844,345

COMPUTER STORAGE & PERIPHERALS—1.6%
EMC Corp.*	32,465	792,795

CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	17,550	376,799

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.4%
Cummins, Inc.	4,145	387,889
Lindsay Corp.	10,040	766,755
		1,154,644
CONSUMER FINANCE—1.2%
American Express Co.	10,410	582,648

DATA PROCESSING & OUTSOURCED SERVICES—2.0%
Visa, Inc., Cl. A	6,985	969,239

DISTRIBUTORS—1.2%
LKQ Corp.*	28,825	602,154

DIVERSIFIED CHEMICALS—2.0%
Eastman Chemical Co.	16,245	962,354

DIVERSIFIED SUPPORT SERVICES—1.0%
EnerNOC, Inc.*	39,720	489,350

ELECTRIC UTILITIES—3.7%
Duke Energy Corp.	12,695	833,935
ITC Holdings Corp.	12,250	975,345
		1,809,280
ELECTRONIC EQUIPMENT MANUFACTURERS—1.2%
Itron, Inc.*	14,350	589,211

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC MANUFACTURING SERVICES—1.7%
Trimble Navigation Ltd.*	17,475	$824,471

ENVIRONMENTAL & FACILITIES SERVICES—5.4%
Clean Harbors, Inc. *	10,290	600,422
Covanta Holding Corp.	37,680	685,022
Tetra Tech, Inc. *	29,295	759,911
Waste Management, Inc.	16,780	549,377
		2,594,732
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Monsanto Co.	2,780	239,275

FOOTWEAR—0.6%
NIKE, Inc., Cl. B	2,925	267,287

GENERAL MERCHANDISE STORES—1.5%
Target Corp.	11,765	750,019

HEALTH CARE SERVICES—1.5%
Express Scripts, Inc.*	11,735	722,172

HOUSEHOLD PRODUCTS—2.0%
Procter & Gamble Co., /The	14,149	979,677

HYPERMARKETS & SUPER CENTERS—1.4%
Wal-Mart Stores, Inc.	8,820	661,676

INDUSTRIAL CONGLOMERATES—1.7%
General Electric Co.	38,430	809,336

INDUSTRIAL GASES—0.7%
Praxair, Inc.	3,050	323,941

INDUSTRIAL MACHINERY—2.5%
Pall Corp.	9,055	570,103
Woodward Governor Co.	19,180	642,530
		1,212,633
INTEGRATED OIL & GAS—1.6%
Chevron Corp.	7,095	781,939

INTERNET RETAIL—2.5%
Amazon.com, Inc.*	5,295	1,232,782

INTERNET SOFTWARE & SERVICES—4.8%
eBay, Inc. *	16,110	777,952
Google, Inc., Cl. A *	2,255	1,532,881
		2,310,833
INVESTMENT BANKING & BROKERAGE—1.2%
Goldman Sachs Group, Inc., /The	4,815	589,308

IT CONSULTING & OTHER SERVICES—2.3%
International Business Machines Corp.	5,795	1,127,301

LIFE SCIENCES TOOLS & SERVICES—0.6%
Life Technologies Corp.*	5,485	268,271

METAL & GLASS CONTAINERS—2.2%
Ball Corp.	9,580	410,311

	SHARES	VALUE
COMMON STOCKS—(CONT.)
METAL & GLASS CONTAINERS—(CONT.)
Crown Holdings, Inc. *	17,430	$666,697
		1,077,008
MOVIES & ENTERTAINMENT—1.5%
Walt Disney Co., /The	14,710	721,820

PACKAGED FOODS & MEATS—1.5%
General Mills, Inc.	18,610	745,889

PHARMACEUTICALS—5.1%
Johnson & Johnson	15,690	1,111,166
Merck & Co., Inc.	7,775	354,773
Pfizer, Inc.	41,647	1,035,761
		2,501,700
RAILROADS—0.9%
Norfolk Southern Corp.	6,980	428,223

RESTAURANTS—3.2%
Chipotle Mexican Grill, Inc. *	1,015	258,348
McDonald’s Corp.	7,320	635,375
Starbucks Corp.	13,595	624,011
		1,517,734
SEMICONDUCTORS—6.7%
Broadcom Corp., Cl. A *	17,690	557,854
ChipMOS TECHNOLOGIES Bermuda Ltd. *	19,325	197,308
Cree, Inc. *	24,760	750,971
First Solar, Inc. *	33,305	809,645
Intel Corp.	42,950	928,794
		3,244,572
SOFT DRINKS—3.2%
Coca-Cola Co., /The	40,890	1,520,290

SPECIALTY CHEMICALS—2.1%
Celanese Corp.	12,790	485,892
Rockwood Holdings, Inc.	11,355	521,194
		1,007,086
SYSTEMS SOFTWARE—2.0%
Microsoft Corp.	33,845	965,767

TOTAL COMMON STOCKS (Cost $38,781,946)		47,402,123

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—0.3%
ENVIRONMENTAL & FACILITIES SERVICES—0.3%
Covanta Holding Corp., 3.25%, 6/1/14(L2)(a) (Cost $110,000)	$110,000	$133,788

Total Investments (Cost $38,891,946)(b)	98.1%	47,535,911
Other Assets in Excess of Liabilities	1.9	907,916

NET ASSETS	100.0%	$48,443,827

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

(a)              Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.3% of the net assets of the Fund.

(b)              At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $38,960,656, amounted to $8,575,255 which consisted of aggregate gross unrealized appreciation of $10,567,720 and aggregate gross unrealized depreciation of $1,992,465.

(L2)       Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements..

THE ALGER FUNDS II  |  ALGER ANALYST FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—94.7%
AEROSPACE & DEFENSE—3.5%
Honeywell International, Inc.	1,097	$67,179
Precision Castparts Corp.	379	65,594
		132,773
AIRLINES—0.6%
Delta Air Lines, Inc.*	2,565	24,701

ALTERNATIVE CARRIERS—2.5%
Cogent Communications Group, Inc.	2,370	51,453
TW Telecom, Inc. *	1,783	45,413
		96,866
APPAREL ACCESSORIES & LUXURY GOODS—3.2%
PVH Corp.	753	82,822
Ralph Lauren Corp.	278	42,726
		125,548
APPAREL RETAIL—2.5%
Ross Stores, Inc.	841	51,259
Urban Outfitters, Inc. *	1,324	47,346
		98,605
APPLICATION SOFTWARE—1.7%
Informatica Corp. *	510	13,841
Salesforce.com, Inc. *	355	51,823
		65,664
AUTO PARTS & EQUIPMENT—2.6%
American Axle & Manufacturing Holdings, Inc. *	4,132	44,915
Delphi Automotive PLC *	1,804	56,718
		101,633
AUTOMOBILE MANUFACTURERS—1.5%
Ford Motor Co.	5,394	60,197

BIOTECHNOLOGY—6.8%
Alkermes PLC *	2,631	48,752
Cepheid, Inc. *	1,290	39,100
Medivation, Inc. *	1,008	51,529
Synageva BioPharma Corp. *	777	32,852
Vertex Pharmaceuticals, Inc. *	1,867	90,064
		262,297
BROADCASTING & CABLE TV—1.0%
CBS Corp., Cl. B	1,150	37,260

CABLE & SATELLITE—1.2%
Charter Communications, Inc.*	579	44,820

COMMUNICATIONS EQUIPMENT—4.7%
Ciena Corp. *	3,125	38,781
Cisco Systems, Inc.	2,809	48,147
F5 Networks, Inc. *	293	24,167
Finisar Corp. *	2,870	33,062
JDS Uniphase Corp. *	2,942	28,508
QUALCOMM, Inc.	268	15,698
		188,363

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—2.1%
Apple, Inc.	140	$83,314

COMPUTER STORAGE & PERIPHERALS—0.4%
EMC Corp.*	581	14,188

CONSTRUCTION & ENGINEERING—1.0%
Quanta Services, Inc.*	1,443	37,417

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Volvo AB#	2,927	39,515

DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Mastercard, Inc.	112	51,624

DIVERSIFIED CHEMICALS—3.8%
Eastman Chemical Co.	1,322	78,315
PPG Industries, Inc.	583	68,258
		146,573
ELECTRONIC COMPONENTS—0.6%
Universal Display Corp.*	694	22,749

ELECTRONIC MANUFACTURING SERVICES—0.7%
IPG Photonics Corp.*	487	25,850

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
CF Industries Holdings, Inc.	93	19,083

FOOD RETAIL—0.9%
Fresh Market, Inc., /The*	587	33,289

GENERAL MERCHANDISE STORES—3.4%
Dollar General Corp. *	1,500	72,929
Target Corp.	880	56,100
		129,029
HEALTH CARE SERVICES—0.4%
Accretive Health, Inc.*	1,450	17,096

HOTELS RESORTS & CRUISE LINES—3.2%
Royal Caribbean Cruises Ltd.	1,330	44,781
Ryman Hospitality Properties *	878	34,251
Wyndham Worldwide Corporation	865	43,596
		122,628
HOUSEHOLD PRODUCTS—1.4%
Procter & Gamble Co., /The	756	52,346

HOUSEWARES & SPECIALTIES—0.9%
Tupperware Brands Corp.	609	35,992

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.9%
Robert Half International, Inc.	1,677	45,095
Towers Watson & Co.	562	30,185
		75,280
INDUSTRIAL MACHINERY—1.5%
Stanley Black & Decker, Inc.	837	58,004

INTERNET SOFTWARE & SERVICES—1.3%
Equinix, Inc.*	289	52,138

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—2.1%
Cognizant Technology Solutions Corp., Cl. A *	521	$34,725
InterXion Holding NV *	2,122	45,347
		80,072
LEISURE FACILITIES—1.9%
Six Flags Entertainment Corp.	1,314	75,043

LEISURE PRODUCTS—2.7%
Fifth & Pacific Cos, Inc. *	3,935	43,206
Michael Kors Holdings Ltd. *	1,113	60,870
		104,076
LIFE & HEALTH INSURANCE—2.3%
Lincoln National Corp.	2,442	60,538
Prudential Financial, Inc.	526	30,008
		90,546
LIFE SCIENCES TOOLS & SERVICES—2.5%
Bruker Corp. *	3,442	41,614
Illumina, Inc. *	1,209	57,439
		99,053
MOVIES & ENTERTAINMENT—1.2%
News Corp., Cl. A	1,954	46,740

OIL & GAS DRILLING—0.8%
Rowan Cos Plc*	934	29,617

OIL & GAS EQUIPMENT & SERVICES—1.7%
Cameron International Corp. *	665	33,675
Superior Energy Services, Inc. *	1,623	32,996
		66,671
OIL & GAS EXPLORATION & PRODUCTION—3.6%
Anadarko Petroleum Corp.	766	52,709
Berry Petroleum Co.	750	28,883
Pioneer Natural Resources Co.	376	39,724
SM Energy Co.	377	20,328
		141,644
PACKAGED FOODS & MEATS—0.9%
B&G Foods, Inc.	1,220	36,929

PHARMACEUTICALS—2.4%
Questcor Pharmaceuticals, Inc.	1,822	46,425
Salix Pharmaceuticals Ltd. *	1,193	46,574
		92,999
SEMICONDUCTOR EQUIPMENT—1.2%
ASML Holding NV #	597	32,817
Lam Research Corp. *	351	12,425
		45,242
SEMICONDUCTORS—1.9%
Altera Corp.	647	19,721
Avago Technologies Ltd.	537	17,737
Broadcom Corp., Cl. A *	565	17,817

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Skyworks Solutions, Inc. *	765	$17,901
		73,176
SOFT DRINKS—1.2%
PepsiCo, Inc.	696	48,191

SPECIALIZED FINANCE—0.7%
IntercontinentalExchange, Inc.*	197	25,807

SPECIALTY CHEMICALS—4.4%
Celanese Corp.	1,261	47,905
PolyOne Corp.	3,389	64,154
Rockwood Holdings, Inc.	1,330	61,047
		173,106
SPECIALTY STORES—1.0%
Ulta Salon, Cosmetics & Fragrance, Inc.	426	39,286

SYSTEMS SOFTWARE—3.3%
CommVault Systems, Inc. *	752	46,978
Fortinet, Inc. *	1,501	29,074
MICROS Systems, Inc. *	219	9,940
VMware, Inc., Cl. A *	494	41,877
		127,869
TECHNOLOGY DISTRIBUTORS—0.8%
Avnet, Inc.*	1,062	30,426

TOTAL COMMON STOCKS (Cost $3,536,132)		3,681,335

MASTER LIMITED PARTNERSHIP —1.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
KKR & Co., LP	2,854	42,953

TOTAL MASTER LIMITED PARTNERSHIP (Cost $40,286)		42,953

REAL ESTATE INVESTMENT TRUST—0.9%
MORTGAGE—0.9%
Capstead Mortgage Corp. (Cost $41,122)	2,914	35,900

Total Investments (Cost $3,617,540)(a)	96.7%	3,760,188
Other Assets in Excess of Liabilities	3.3	128,691

NET ASSETS	100.0%	$3,888,879

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

#                      American Depositary Receipts.

(a)              At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,621,467, amounted to $138,721 which consisted of aggregate gross unrealized appreciation of $286,751 and aggregate gross unrealized depreciation of $148,030.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—47.6%
AEROSPACE & DEFENSE—1.6%
Honeywell International, Inc.	6,060	$371,115
Triumph Group, Inc.	4,605	301,259
		672,374
AIR FREIGHT & LOGISTICS—0.4%
FedEx Corp.	1,605	147,644

AIRLINES—0.7%
Delta Air Lines, Inc.*	28,750	276,863

ALTERNATIVE CARRIERS—0.5%
Cogent Communications Group, Inc.	9,810	212,975

APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Ralph Lauren Corp.	2,405	369,624

APPLICATION SOFTWARE—2.2%
Cadence Design Systems, Inc. *+	36,038	456,240
Factset Research Systems, Inc.	1,540	139,447
QLIK Technologies, Inc. *	14,611	268,989
		864,676
AUTO PARTS & EQUIPMENT—0.4%
Delphi Automotive PLC *	4,445	139,751
TRW Automotive Holdings Corp. *	575	26,743
		166,494
BIOTECHNOLOGY—0.6%
Merrimack Pharmaceuticals, Inc. *	29,533	182,514
Vertex Pharmaceuticals, Inc. *	1,595	76,943
		259,457
BROADCASTING & CABLE TV—0.6%
CBS Corp., Cl. B+	6,755	218,862

CABLE & SATELLITE—0.7%
Charter Communications, Inc. *	830	64,250
Sirius XM Radio, Inc. *	79,165	221,662
		285,912
COMMUNICATIONS EQUIPMENT—1.4%
Cisco Systems, Inc.	20,710	354,970
F5 Networks, Inc. *	2,540	209,499
		564,469
COMPUTER HARDWARE—2.0%
Apple, Inc.+	1,320	785,531

COMPUTER STORAGE & PERIPHERALS—0.6%
EMC Corp.*+	9,950	242,979

CONSTRUCTION & ENGINEERING—0.3%
Quanta Services, Inc.*	4,570	118,500

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.2%
Volvo AB#	4,750	64,125

CONSUMER FINANCE—1.7%
Capital One Financial Corp.+	11,185	673,001

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Mastercard, Inc.	365	$168,239

DIVERSIFIED BANKS—0.8%
Wells Fargo & Co.	9,845	331,678

ELECTRONIC MANUFACTURING SERVICES—0.4%
IPG Photonics Corp.*+	3,110	165,079

FOOD RETAIL—0.9%
Fresh Market, Inc., /The*	6,640	376,555

GENERAL MERCHANDISE STORES—0.7%
Dollar General Corp.*+	5,750	279,565

HEALTH CARE FACILITIES—0.6%
HCA Holdings, Inc.	4,695	133,385
Tenet Healthcare Corporation *	4,738	111,817
		245,202
HEALTH CARE SERVICES—1.4%
Express Scripts, Inc. *+	6,020	370,470
HMS Holdings Corp. *	7,340	169,481
		539,951
HOME IMPROVEMENT RETAIL—0.6%
Lowe’s Companies, Inc.+	7,275	235,565

HOMEBUILDING—0.5%
Standard Pacific Corp.*	31,265	215,729

HOTELS RESORTS & CRUISE LINES—1.2%
Royal Caribbean Cruises Ltd.	9,325	313,974
Ryman Hospitality Properties *	3,515	137,120
		451,094
HOUSEHOLD PRODUCTS—0.6%
Procter & Gamble Co., /The	3,200	221,568

INDUSTRIAL MACHINERY—0.9%
Stanley Black & Decker, Inc.+	5,335	369,715

INTEGRATED OIL & GAS—0.2%
Royal Dutch Shell PLC#	1,380	94,502

INTERNET RETAIL—0.7%
Amazon.com, Inc.*+	1,180	274,728

INTERNET SOFTWARE & SERVICES—4.0%
Akamai Technologies, Inc. *	3,575	135,814
DealerTrack Holdings, Inc. *	4,540	124,078
eBay, Inc. *+	7,560	365,072
Google, Inc., Cl. A *	660	448,649
OpenTable, Inc. *	3,285	154,296
Sina Corp. *	4,305	235,182
Yelp, Inc. *	5,620	135,442
		1,598,533
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley	11,490	199,696

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—1.3%
Accenture Ltd.	2,105	$141,898
Cognizant Technology Solutions Corp., Cl. A *	2,635	175,623
International Business Machines Corp.	1,135	220,792
		538,313
LEISURE FACILITIES—1.3%
Six Flags Entertainment Corp.+	8,235	470,301

LEISURE PRODUCTS—0.4%
Michael Kors Holdings Ltd.*	2,870	156,960

LIFE & HEALTH INSURANCE—0.5%
Prudential Financial, Inc.	3,455	197,108

LIFE SCIENCES TOOLS & SERVICES—0.4%
Illumina, Inc.*	3,155	149,895

MOTORCYCLE MANUFACTURERS—0.3%
Harley-Davidson, Inc.	2,540	118,770

MOVIES & ENTERTAINMENT—1.0%
Lions Gate Entertainment Corp. *	7,255	121,013
News Corp., Cl. A +	10,825	258,934
		379,947
OIL & GAS EQUIPMENT & SERVICES—0.8%
Halliburton Company +	7,670	247,664
National Oilwell Varco, Inc.	945	69,647
		317,311
OIL & GAS EXPLORATION & PRODUCTION—2.0%
Anadarko Petroleum Corp. +	4,800	330,287
Denbury Resources, Inc. *	17,300	265,209
Pioneer Natural Resources Co.	2,090	220,809
		816,305
PHARMACEUTICALS—2.0%
Bristol-Myers Squibb Co.	10,100	335,825
Eli Lilly & Co.	1,445	70,270
Pfizer, Inc. +	16,290	405,133
		811,228
PROPERTY & CASUALTY INSURANCE—0.2%
ACE Ltd.	1,100	86,515

RAILROADS—0.9%
CSX Corp.+	17,505	358,327

REGIONAL BANKS—0.4%
Zions Bancorporation	6,505	139,662

RESEARCH & CONSULTING SERVICES—1.4%
IHS, Inc., Cl. A *	1,635	137,978
Verisk Analytics, Inc., Cl. A *+	8,055	410,805
		548,783
SECURITY & ALARM SERVICES—0.2%
Tyco International Ltd.	2,690	72,280

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—0.7%
ASML Holding NV #	2,345	$128,905
Lam Research Corp. *	4,365	154,521
		283,426
SEMICONDUCTORS—1.6%
Avago Technologies Ltd.	4,195	138,561
Broadcom Corp., Cl. A *	11,180	352,562
Cavium Networks, Inc. *	1,715	56,904
Maxim Integrated Products, Inc.	3,840	105,696
		653,723
SOFT DRINKS—0.3%
PepsiCo, Inc.	1,780	123,247

SPECIALIZED FINANCE—0.4%
IntercontinentalExchange, Inc.*+	1,195	156,545

SPECIALTY CHEMICALS—1.1%
Celanese Corp.	4,820	183,112
LyondellBasell Industries NV	2,470	131,873
Rockwood Holdings, Inc.	2,775	127,373
		442,358
TOBACCO—1.0%
Philip Morris International, Inc.	4,245	375,937

TRADING COMPANIES & DISTRIBUTORS—0.2%
United Rentals, Inc.*	2,205	89,655

TOTAL COMMON STOCKS (Cost $17,960,989)		18,977,481

PREFERRED STOCKS—0.3%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.3%
JPMorgan Chase & Co., 8.63%, 09/1/13 (Cost $140,753)	5,075	133,067

RIGHTS—0.1%
BIOTECHNOLOGY—0.1%
Adolor Corp., CPR*(L3)(a) (Cost $—)	49,870	25,932

MASTER LIMITED PARTNERSHIP —2.4%
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Och-Ziff Capital Management Group LLC, Cl. A	15,510	155,255

INVESTMENT BANKING & BROKERAGE—1.2%
Apollo Global Management LLC	29,780	452,359

LEISURE FACILITIES—0.8%
Cedar Fair LP	8,390	300,782

TOTAL MASTER LIMITED PARTNERSHIP (Cost $839,419)		908,396

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—0.7%
HOMEBUILDING—0.7%
Lennar Corp., 3.25%, 11/15/21(L2)(b) (Cost $153,725)	$151,000	$264,722

CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
SPDR S&P 500 ETF Trust/ November/ 144* (Cost $6,551)	25	9,675

	SHARES
REAL ESTATE INVESTMENT TRUST—2.0%
MORTGAGE—2.0%
American Capital Agency Corp. +	15,190	501,572
Two Harbors Investment Corp.	23,465	279,937
		781,509
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $777,798)		781,509

Total Investments (Cost $19,879,235)(c)	53.1%	21,100,782
Other Assets in Excess of Liabilities	46.9	18,419,736

NET ASSETS	100.0%	$39,520,518

‡               Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

+                    All or a portion of this security is held as collateral for securities sold short.

#                      American Depositary Receipts.

(L3)       Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

(a)              Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.1% of the net assets of the Fund.

(L2)       Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

(b)              Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.7% of the net assets of the Fund.

(c)               At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $20,081,906, amounted to $1,018,876 which consisted of aggregate gross unrealized appreciation of $1,805,881 and aggregate gross unrealized depreciation of $787,005.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short ‡ (Continued) October 31, 2012

	SHARES	VALUE
COMMON STOCKS—(13.8)%
ADVERTISING—(0.1)%
Lamar Advertising Co., Cl. A	525	$20,606

AEROSPACE & DEFENSE—(0.2)%
Northrop Grumman Corp.	1,250	85,863

ASSET MANAGEMENT & CUSTODY BANKS—(0.5)%
Bank New York Mellon Corp.	5,855	144,677
Northern Trust Corp.	1,465	69,998
		214,675
AUTO PARTS & EQUIPMENT—(0.2)%
Lear Corp.	1,805	76,893

AUTO RENTAL—(0.2)%
Zipcar, Inc.	13,030	81,698

BIOTECHNOLOGY—(0.8)%
Mesoblast Ltd.	15,930	95,400
Celgene Corp.	1,790	131,243
Myriad Genetics, Inc.	2,765	72,360
		299,003
BROADCASTING & CABLE TV—(0.2)%
Pandora Media, Inc.	7,485	62,799

COMMUNICATIONS EQUIPMENT—(0.1)%
Telefonaktiebolaget LM Ericsson#	6,645	59,074

COMPUTER & ELECTRONICS RETAIL—(0.2)%
GameStop Corp., Cl. A	3,570	81,503

CONSUMER ELECTRONICS—(0.3)%
Sony Corp.#	8,455	99,262

DATA PROCESSING & OUTSOURCED SERVICES—(0.1)%
Automatic Data Processing, Inc.	890	51,433

DEPARTMENT STORES—(0.4)%
Nordstrom, Inc.	2,550	144,764

ELECTRONIC COMPONENTS—(0.6)%
Amphenol Corp., Cl. A	3,210	193,017
DTS, Inc.	3,015	63,255
		256,272
ELECTRONIC MANUFACTURING SERVICES—(0.1)%
Molex, Inc.	1,990	51,680

EXCHANGE TRADED FUNDS—(1.4)%
iShares Russell 2000 Index Fund	3,743	304,080
SPDR S&P 500 ETF Trust	1,433	202,311
		506,391
FOOTWEAR—(0.4)%
Iconix Brand Group, Inc.	7,750	143,453

HEALTH CARE EQUIPMENT—(0.3)%
Becton Dickinson and Co.	1,750	132,440

HEALTH CARE SUPPLIES—(0.9)%
Cie Generale d’Optique Essilor International SA	485	43,721
DiaSorin SpA	2,915	97,820
DENTSPLY International, Inc.	4,665	171,858
		313,399
HEALTH CARE TECHNOLOGY—(0.1)%
athenahealth, Inc.	915	58,825

HOMEBUILDING—(0.2)%
KB Home	5,250	83,895

	SHARES	VALUE
COMMON STOCKS (CONT.)—(13.8)%
HOTELS RESORTS & CRUISE LINES—(0.1)%
Ctrip.com International Ltd.#	2,490	$49,822

INDUSTRIAL CONGLOMERATES—(0.2)%
3M Co.	775	67,890

INDUSTRIAL MACHINERY—(0.6)%
Donaldson Co., Inc.	7,945	256,385

INTEGRATED OIL & GAS—(0.3)%
Hess Corp.	1,340	70,029
Occidental Petroleum Corp.	670	52,903
		122,932
INTERNET SOFTWARE & SERVICES—(0.2)%
VeriSign, Inc.	2,030	75,252

INVESTMENT BANKING & BROKERAGE—(0.2)%
Lazard Ltd., Cl. A	2,030	59,804

IT CONSULTING & OTHER SERVICES—(0.4)%
Infosys Technologies Ltd.#	4,080	177,154

LEISURE PRODUCTS—(0.3)%
Under Armour, Inc., Cl. A	2,455	128,298

LIFE SCIENCES TOOLS & SERVICES—(0.3)%
Mettler-Toledo International, Inc.	650	110,091

OFFICE ELECTRONICS—(0.2)%
Xerox Corp.	14,620	94,153

OIL & GAS DRILLING—(0.1)%
Patterson-UTI Energy, Inc.	3,180	51,452

OIL & GAS EXPLORATION & PRODUCTION—(0.9)%
Range Resources Corp.	800	52,288
SPDR S&P Oil & Gas Exploration & Production ETF	5,265	283,256
		335,544
PHARMACEUTICALS—(0.2)%
Perrigo Co.	565	64,981

PROPERTY & CASUALTY INSURANCE—(0.5)%
Allstate Corp., /The	4,920	196,702

REGIONAL BANKS—(0.2)%
Prosperity Bancshares, Inc.	1,870	78,278

RESTAURANTS—(0.5)%
Panera Bread Co., Cl. A	645	108,773
Texas Roadhouse, Inc.	4,860	79,121
		187,894
SEMICONDUCTOR EQUIPMENT—(0.3)%
Applied Materials, Inc.	12,275	130,115

SEMICONDUCTORS—(0.7)%
Taiwan Semiconductor Manufacturing Co., Ltd.#	14,645	232,855
Microchip Technology, Inc.	1,810	56,744
		289,599
THRIFTS & MORTGAGE FINANCE—(0.2)%
Radian Group, Inc.	19,855	93,120

TRUCKING—(0.1)%
Werner Enterprises, Inc.	1,800	41,688

TOTAL (proceeds $5,454,142)		$5,435,082

‡        Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#        American Depositary Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—96.4%
BRAZIL—11.8%
APPAREL RETAIL—0.4%
Cia Hering	1,900	$43,634

CONSTRUCTION & ENGINEERING—1.2%
Mills Estruturas e Servicos de Engenharia SA	7,700	118,015

DIVERSIFIED BANKS—1.6%
Banco Pine SA	7,200	50,321
Itau Unibanco Holding SA #	7,500	109,350
		159,671
DIVERSIFIED METALS & MINING—1.3%
Vale SA#	7,050	129,156

EDUCATION SERVICES—0.7%
Anhanguera Educacional Participacoes SA	3,900	68,335

INTEGRATED OIL & GAS—1.6%
Petroleo Brasileiro SA	15,500	164,021

PACKAGED FOODS & MEATS—1.6%
BRF - Brasil Foods SA	4,300	78,201
M Dias Branco SA	2,400	80,561
		158,762
PAPER PACKAGING—1.3%
Klabin SA	22,500	132,115

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.1%
BR Malls Participacoes SA	6,775	89,033
BR Properties SA	8,900	116,520
		205,553
TOTAL BRAZIL (Cost $1,299,710)		1,179,262

CAYMAN ISLANDS—4.2%
CONSUMER FINANCE—1.2%
Chailease Holding Co., Ltd.	69,500	123,725

INTEGRATED OIL & GAS—0.4%
Green Dragon Gas Ltd.*	10,413	41,923

INTERNET SOFTWARE & SERVICES—2.6%
Mail.ru Group Ltd. (a)	3,122	104,119
Sina Corp. *	2,000	109,260
Tencent Holdings Ltd.	1,400	49,605
		262,984
TOTAL CAYMAN ISLANDS (Cost $426,441)		428,632

CHILE—0.6%
DEPARTMENT STORES—0.6%
Empresas La Polar SA* (Cost $54,255)	120,419	57,989

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—8.4%
ADVERTISING—0.6%
Focus Media Holding Ltd.#	2,600	$61,308

APPAREL RETAIL—1.1%
Belle International Holdings Ltd.	62,000	115,199

AUTOMOBILE MANUFACTURERS—1.1%
Great Wall Motor Co., Ltd.	41,000	112,948

DIVERSIFIED METALS & MINING—1.8%
Tiangong International Co., Ltd.	769,377	185,642

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.8%
Huaneng Power International, Inc.	102,000	81,599

INTERNET SOFTWARE & SERVICES—0.5%
Baidu, Inc.#*	500	53,310

LIFE & HEALTH INSURANCE—1.0%
Ping An Insurance Group Co., of China Ltd.	12,500	99,031

OIL & GAS EXPLORATION & PRODUCTION—1.5%
CNOOC Ltd.	71,000	147,312

TOTAL CHINA (Cost $832,670)		856,349

COLOMBIA—1.1%
CONSTRUCTION MATERIALS—0.5%
Cementos Argos SA	9,389	44,901

INTEGRATED OIL & GAS—0.6%
Pacific Rubiales Energy Corp.	2,565	60,297

TOTAL COLOMBIA (Cost $102,782)		105,198

CYPRUS—1.3%
RAILROADS—1.3%
Globaltrans Investment PLC.(a) (Cost $130,440)	6,853	126,781

HONG KONG—7.2%
APPAREL RETAIL—0.8%
Sitoy Group Holdings Ltd.*	139,000	80,171

COMPUTER HARDWARE—0.6%
Lenovo Group Ltd.	72,000	57,971

CONSUMER ELECTRONICS—0.9%
Haier Electronics Group Co., Ltd.*	71,000	90,788

INTEGRATED TELECOMMUNICATION SERVICES—1.0%
China Unicom Hong Kong Ltd.	64,000	104,877

LIFE & HEALTH INSURANCE—0.9%
AIA Group Ltd.	21,800	86,215

OIL & GAS EXPLORATION & PRODUCTION—0.9%
Kunlun Energy Co., Ltd.	52,000	96,619

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
PACKAGED FOODS & MEATS—1.0%
China Mengniu Dairy Co., Ltd.	33,000	$100,064

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
China Overseas Grand Oceans Group Ltd.	107,000	111,970

TOTAL HONG KONG (Cost $696,454)		728,675

INDIA—6.6%
CABLE & SATELLITE—1.0%
Dish TV India Ltd.*	72,485	101,510

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Tata Motors Ltd.#	5,400	130,410

DIVERSIFIED BANKS—2.3%
Axis Bank Ltd.	4,598	101,006
HDFC Bank Ltd.	11,397	133,744
		234,750
HOMEFURNISHING RETAIL—0.9%
TTK Prestige Ltd.	1,511	89,865

TOBACCO—1.1%
ITC Ltd.	21,290	111,703

TOTAL INDIA (Cost $604,893)		668,238

INDONESIA—3.3%
AGRICULTURAL PRODUCTS—0.8%
BW Plantation Tbk PT*	537,000	80,508

ALTERNATIVE CARRIERS—1.7%
Tower Bersama Infrastructure Tbk PT*	319,000	166,059

REAL ESTATE DEVELOPMENT—0.8%
Bumi Serpong Damai PT	605,500	78,170

TOTAL INDONESIA (Cost $272,419)		324,737

IRELAND—1.3%
INTEGRATED OIL & GAS—1.3%
Dragon Oil PLC. (Cost $120,727)	13,917	124,637

JERSEY CHANNEL ISLANDS—1.3%
PRECIOUS METALS & MINERALS—1.3%
Polymetal International PLC. (Cost $117,677)	7,393	132,897

MALAYSIA—3.8%
AGRICULTURAL PRODUCTS—0.9%
Genting Plantations Bhd	32,000	94,340

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MALAYSIA—(CONT.)
HEALTH CARE PROVIDERS & SERVICE—1.0%
IHH Healthcare Bhd*	94,900	$101,879

OIL & GAS EQUIPMENT & SERVICES—0.7%
Dialog Group BHD	96,700	76,192

REAL ESTATE DEVELOPMENT—1.2%
UEM Land Holdings Bhd.*	178,200	124,026

TOTAL MALAYSIA (Cost $407,296)		396,437

MEXICO—6.7%
CONSTRUCTION MATERIALS—0.5%
Cemex SAB de CV#*	6,000	54,240

DEPARTMENT STORES—1.1%
El Puerto de Liverpool SAB de CV	12,800	114,855

DIVERSIFIED BANKS—1.2%
Banregio Grupo Financiero SAB de CV	31,400	124,667

INDUSTRIAL CONGLOMERATES—1.1%
Alfa SAB de CV	61,000	112,080

REAL ESTATE INVESTMENT TRUSTS—0.8%
Fibra Uno Administracion SA de CV	29,900	78,776

RESTAURANTS—1.1%
Alsea SAB de CV*	66,432	106,689

SOFT DRINKS—0.9%
Arca Continental SAB de CV	12,100	87,783

TOTAL MEXICO (Cost $550,976)		679,090

MONGOLIA—1.0%
DIVERSIFIED METALS & MINING—1.0%
Mongolian Mining Corp.* (Cost $101,738)	196,500	96,094

PERU—1.2%
DIVERSIFIED BANKS—1.2%
Credicorp Ltd. (Cost $104,929)	900	116,406

PHILIPPINES—1.1%
DIVERSIFIED BANKS—1.1%
BDO Unibank, Inc.* (Cost $102,816)	71,358	111,117

RUSSIA—2.7%
DIVERSIFIED BANKS—1.1%
Sberbank of Russia#	9,030	105,923

INTEGRATED OIL & GAS—0.7%
Lukoil OAO#	1,112	67,221

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RUSSIA—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—0.9%
NovaTek OAO(a)	782	$89,148

TOTAL RUSSIA (Cost $254,893)		262,292

SOUTH AFRICA—5.9%
APPAREL RETAIL—0.8%
Foschini Group Ltd., /The	5,258	76,480

DIVERSIFIED METALS & MINING—0.7%
African Rainbow Minerals Ltd.	3,276	68,699

FOOD RETAIL—1.3%
Shoprite Holdings Ltd.	6,348	130,774

HEALTH CARE FACILITIES—0.8%
Life Healthcare Group Holdings Ltd.	21,667	82,087

OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
FirstRand Ltd.	34,620	115,120

PHARMACEUTICALS—1.2%
Aspen Pharmacare Holdings Ltd.	6,413	117,072

TOTAL SOUTH AFRICA (Cost $478,543)		590,232

SOUTH KOREA—13.6%
AUTOMOBILE MANUFACTURERS—1.6%
Hyundai Motor Co.	745	153,397

COMMODITY CHEMICALS—1.6%
Honam Petrochemical Corp.	357	73,016
LG Chem Ltd.	325	91,212
		164,228
DIVERSIFIED BANKS—2.1%
Hana Financial Group, Inc.	2,360	68,723
KB Financial Group, Inc. #	4,226	143,895
		212,618
HOME ENTERTAINMENT SOFTWARE—0.7%
NCSoft Corp.	394	75,525

HOTELS RESORTS & CRUISE LINES—0.8%
Hotel Shilla Co., Ltd.	1,881	79,358

INTERNET RETAIL—0.8%
CJ O Shopping Co., Ltd.	366	81,638

INTERNET SOFTWARE & SERVICES—0.9%
Daum Communications Corp.	1,007	86,539

MEDIA—0.6%
KT Skylife Co., Ltd.*	2,180	60,682

PHARMACEUTICALS—0.6%
Celltrion, Inc.	2,313	56,959

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH KOREA—(CONT.)
SEMICONDUCTORS—3.9%
Samsung Electronics Co., Ltd.	324	$389,280

TOTAL SOUTH KOREA (Cost $1,369,603)		1,360,224

SWITZERLAND—0.8%
LEISURE PRODUCTS—0.8%
Cie Financiere Richemont SA (Cost $69,555)	11,981	78,282

TAIWAN—7.9%
CONSTRUCTION MATERIALS—0.9%
Taiwan Cement Corp.	71,000	91,029

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
TPK Holding Co., Ltd.	9,000	113,078

ELECTRONIC EQUIPMENT MANUFACTURERS—1.0%
TXC Corp.	56,000	97,391

OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
Fubon Financial Holding Co., Ltd.	95,000	97,569

PERSONAL PRODUCTS—0.9%
Ginko International Co., Ltd.	7,000	85,913

SEMICONDUCTORS—3.0%
Career Technology MFG. Co., Ltd.	67,000	86,933
Epistar Corp.	50,815	80,893
Novatek Microelectronics Corp.	36,000	135,570
		303,396
TOTAL TAIWAN (Cost $803,999)		788,376

THAILAND—2.2%
CONSTRUCTION MATERIALS—1.2%
Siam Cement PCL	9,700	118,169

DIVERSIFIED BANKS—1.0%
Kasikornbank PCL	17,200	100,287

TOTAL THAILAND (Cost $214,017)		218,456

TURKEY—2.4%
DIVERSIFIED BANKS—0.7%
Turkiye Halk Bankasi AS	7,956	70,085

GOLD—1.1%
Koza Altin Isletmeleri AS	5,102	110,938

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TURKEY—(CONT.)
SOFT DRINKS—0.6%
Coca-Cola Icecek AS	3,291	$63,853

TOTAL TURKEY (Cost $214,823)		244,876

TOTAL COMMON STOCKS (Cost $9,331,656)		9,675,277

Total Investments (Cost $9,331,656)(b)	96.4%	9,675,277
Other Assets in Excess of Liabilities	3.6	362,933

NET ASSETS	100.0%	$10,038,210

‡     Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#        American Depositary Receipts.

*        Non-income producing security.

(a)     GDR - Global Depository Receipt

(b)                At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $9,397,222, amounted to $278,055 which consisted of aggregate gross unrealized appreciation of $1,001,104 and aggregate gross unrealized depreciation of $723,049.

Industry classifications are unaudited.

See Notes to Financial Statements.

(This page has been intentionally left blank.)

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2012

Alger Spectra Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$2,024,847,287
Cash and cash equivalents (a)	61,847,060
Foreign cash***	—
Receivable for investment securities sold	69,367,144
Receivable for shares of beneficial interest sold	14,645,800
Receivable for interfund loans	610,000
Dividends and interest receivable	2,545,678
Receivable from Investment Manager	—
Prepaid expenses	66,391
Total Assets	2,173,929,360
LIABILITIES:
Securities sold short, at value**	63,719,239
Payable for investment securities purchased	43,618,008
Payable for shares of beneficial interest redeemed	12,810,032
Bank overdraft (a)	2,816,933
Accrued investment advisory fees	1,681,620
Accrued transfer agent fees	445,743
Accrued distribution fees	581,092
Accrued administrative fees	51,383
Accrued shareholder servicing fees	27,043
Dividends payable	—
Accrued other expenses	185,423
Total Liabilities	125,936,516
NET ASSETS	$2,047,992,844
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,826,479,499
Undistributed net investment income (accumulated loss)	2,023,724
Undistributed net realized gain (accumulated realized loss)	9,650,792
Net unrealized appreciation on investments	209,838,829
NET ASSETS	$2,047,992,844

*Identified cost	$1,819,565,847
**Proceeds received on short sales	$68,276,628
***Cost of foreign cash	$—

(a)   Alger Spectra Fund and Alger Dynamic Opportunities Fund include restricted cash of $2,816,933 and $7,480,091, respectively, held as collateral for short sales.

See Notes to Financial Statements.

	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$47,535,911	$3,760,188	$21,100,782	$9,675,277
Cash and cash equivalents (a)	1,116,855	118,453	22,337,870	30,390
Foreign cash***	—	—	—	279,077
Receivable for investment securities sold	—	—	196,392	56,274
Receivable for shares of beneficial interest sold	187,301	278	2,233,790	—
Receivable for interfund loans	—	—	—	—
Dividends and interest receivable	27,519	1,458	25,826	5,613
Receivable from Investment Manager	5,279	12,270	1,372	20,577
Prepaid expenses	30,596	26,633	31,006	32,176
Total Assets	48,903,461	3,919,280	45,927,038	10,099,384
LIABILITIES:
Securities sold short, at value**	—	—	5,435,085	—
Payable for investment securities purchased	—	—	812,498	—
Payable for shares of beneficial interest redeemed	350,543	—	84,120	—
Bank overdraft (a)	—	—	—	—
Accrued investment advisory fees	31,576	3,026	33,194	9,975
Accrued transfer agent fees	22,244	2,937	5,132	3,105
Accrued distribution fees	12,822	1,016	3,416	2,369
Accrued administrative fees	1,223	98	761	249
Accrued shareholder servicing fees	618	52	355	99
Dividends payable	—	—	1,024	—
Accrued other expenses	40,608	23,272	30,935	45,377
Total Liabilities	459,634	30,401	6,406,520	61,174
NET ASSETS	$48,443,827	$3,888,879	$39,520,518	$10,038,210
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	45,006,954	3,530,742	38,714,097	11,678,001
Undistributed net investment income (accumulated loss)	30,879	(190)	(188,209)	13,389
Undistributed net realized gain (accumulated realized loss)	(5,237,971)	215,680	(245,968)	(1,996,969)
Net unrealized appreciation on investments	8,643,965	142,647	1,240,598	343,789
NET ASSETS	$48,443,827	$3,888,879	$39,520,518	$10,038,210

*Identified cost	$38,891,946	$3,617,540	$19,879,235	$9,331,656
**Proceeds received on short sales	$—	$—	$5,454,143	$—
***Cost of foreign cash	$—	$—	$—	$279,259

	Alger Spectra Fund	Alger Green Fund
NET ASSETS BY CLASS
Class A	$1,158,219,857	$26,242,745
Class C	$242,972,110	$2,483,742
Class I	$431,557,241	$19,717,340
Class Z	$215,243,636	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	83,778,063	3,928,511
Class C	18,089,593	383,792
Class I	31,013,545	2,955,319
Class Z	15,486,999	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$13.82	$6.68
Class A — Offering Price Per Share (includes 5.25% sales charge)	$14.59	$7.05
Class C — Net Asset Value Per Share	$13.43	$6.47
Class I — Net Asset Value Per Share	$13.92	$6.67
Class Z — Net Asset Value Per Share	$13.90	—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
NET ASSETS BY CLASS
Class A	$2,524,354	$21,740,546	$1,175,795
Class C	$184,383	$621,672	$150,610
Class I	$1,180,142	$—	$8,711,805
Class Z	$—	$17,158,300	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	233,010	1,955,917	137,967
Class C	17,536	56,761	17,998
Class I	109,022	—	1,027,405
Class Z	—	1,537,065	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$10.83	$11.12	$8.52
Class A — Offering Price Per Share (includes 5.25% sales charge)	$11.43	$11.73	$8.99
Class C — Net Asset Value Per Share	$10.51	$10.95	$8.37
Class I — Net Asset Value Per Share	$10.82	—	$8.48
Class Z — Net Asset Value Per Share	—	$11.16	—

THE ALGER FUNDS II

Statements of Operations

For the year ended October 31, 2012

	Alger Spectra Fund	Alger Green Fund
INCOME
Dividends (net of foreign withholding taxes*)	$28,151,197	$707,848
Interest	264,638	4,087
Total Income	28,415,835	711,935
EXPENSES
Advisory fees—Note 3(a)	15,314,665	354,377
Distribution fees—Note3(f):
Class A	2,547,523	68,483
Class C	1,857,117	26,331
Class I	967,631	49,715
Administrative fees—Note 3(a)	467,948	13,726
Dividends on securities sold short	540,177	—
Custodian fees	140,795	14,860
Interest expenses	9,602	—
Borrowing fees on short sales	1,577,924	—
Transfer agent fees and expenses—Note 3(b)	1,865,205	81,547
Printing fees	242,605	18,600
Professional fees	110,468	36,591
Registration fees	234,389	51,899
Trustee fees—Note 3(e)	23,341	19,032
Accrued Taxes	600	1,000
Fund accounting fees	253,840	24,904
Miscellaneous	117,723	8,245
Total Expenses	26,271,553	769,310
Less, expense reimbursements Note 3(a)	(30,600)	(88,255)
Net Expenses	26,240,953	681,055
NET INVESTMENT INCOME (LOSS)	2,174,882	30,880
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	42,276,219	2,422,828
Net realized gain (loss) on foreign currency transactions	(3,664)	—
Net realized gain on options written	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	157,709,234	2,832,780
Net realized and unrealized gain on investments, options and foreign currency	199,981,789	5,255,608
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$202,156,671	$5,286,488

*Foreign withholding taxes	$211,637	$1,289

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
INCOME
Dividends (net of foreign withholding taxes*)	$35,342	$326,542	$179,042
Interest	36	9,098	55
Total Income	35,378	335,640	179,097
EXPENSES
Advisory fees—Note 3(a)	31,240	283,800	105,121
Distribution fees—Note3(f):
Class A	6,172	23,939	2,537
Class C	1,874	6,341	1,445
Class I	2,548	—	20,993
Administrative fees—Note 3(a)	1,011	6,504	2,628
Dividends on securities sold short	—	75,273	—
Custodian fees	14,755	26,905	97,834
Interest expenses	—	6	9
Borrowing fees on short sales	—	71,043	—
Transfer agent fees and expenses—Note 3(b)	16,232	28,016	18,966
Printing fees	4,128	7,376	3,683
Professional fees	23,286	26,877	27,014
Registration fees	48,567	57,128	63,269
Trustee fees—Note 3(e)	18,959	18,984	18,966
Accrued Taxes	600	600	25,772
Fund accounting fees	18,681	37,857	18,177
Miscellaneous	3,462	5,444	5,513
Total Expenses	191,515	676,093	411,927
Less, expense reimbursements Note 3(a)	(143,540)	(85,615)	(247,659)
Net Expenses	47,975	590,478	164,268
NET INVESTMENT INCOME (LOSS)	(12,597)	(254,838)	14,829
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	509,939	731,726	(827,527)
Net realized gain (loss) on foreign currency transactions	—	788	(14,812)
Net realized gain on options written	—	4,029	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(182,910)	893,197	1,062,830
Net realized and unrealized gain on investments, options and foreign currency	327,029	1,629,740	220,491
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$314,432	$1,374,902	$235,320

*Foreign withholding taxes	$314	$2,009	$18,845

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Net investment income (loss)	$2,174,882	$(4,250,503)
Net realized gain (loss) on investments, options and foreign currency	42,272,555	32,714,990
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	157,709,234	21,678,941
Net increase (decrease) in net assets resulting from operations	202,156,671	50,143,428
Dividends and distributions to shareholders from:
Net realized gains
Class A	(14,843,410)	—
Class C	(2,459,598)	—
Class I	(4,643,048)	—
Class Z	(97,547)	—
Total dividends and distributions to shareholders	(22,043,603)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	208,814,348	308,948,471
Class C	90,829,301	85,317,861
Class I	121,094,984	140,733,528
Class Z	206,079,398	3,214,528
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	626,818,031	538,214,388
Redemption Fees
Class A	65,520	68,483
Class C	1,566	2,627
Total Redemption Fees - Note 6(b)	67,086	71,110
Total increase (decrease)	806,998,185	588,428,926
Net Assets:
Beginning of period	1,240,994,659	652,565,733
END OF PERIOD	$2,047,992,844	$1,240,994,659
Undistributed net investment income (accumulated loss)	$2,023,724	$—

See Notes to Financial Statements.

	Alger Green Fund		Alger Analyst Fund		Alger Dynamic Opportunities Fund
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Net investment income (loss)	$30,880	$(103,946)	$(12,597)	$(17,450)	$(254,838)	$(343,877)
Net realized gain (loss) on investments, options and foreign currency	2,422,828	(283,396)	509,939	137,703	736,543	(176,535)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	2,832,780	(47,983)	(182,910)	(43,782)	893,197	(96,275)
Net increase (decrease) in net assets resulting from operations	5,286,488	(435,325)	314,432	76,471	1,374,902	(616,687)
Dividends and distributions to shareholders from:
Net realized gains
Class A	—	—	—	—	(164,541)	—
Class C	—	—	—	—	(9,027)	—
Class I	—	—	—	—	—	—
Class Z	—	—	—	—	(163,669)	—
Total dividends and distributions to shareholders	—	—	—	—	(337,237)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(3,646,827)	(10,421,954)	(13,158)	(9,875)	9,833,326	(2,302,680)
Class C	(286,205)	120,297	2,448	(5,098)	60,674	572,150
Class I	(2,048,575)	6,433,497	337,640	601,246	—	—
Class Z	—	—	—	—	5,163,671	11,238,273
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(5,981,607)	(3,868,160)	326,930	586,273	15,057,671	9,507,743
Redemption Fees
Class A	13	820	—	—	3,898	2,752
Class C	—	—	42	—	—	—
Total Redemption Fees - Note 6(b)	13	820	42	—	3,898	2,752
Total increase (decrease)	(695,106)	(4,302,665)	641,404	662,744	16,099,234	8,893,808
Net Assets:
Beginning of period	49,138,933	53,441,598	3,247,475	2,584,731	23,421,284	14,527,476
END OF PERIOD	$48,443,827	$49,138,933	$3,888,879	$3,247,475	$39,520,518	$23,421,284
Undistributed net investment income (accumulated loss)	$30,879	$—	$(190)	$660	$(188,209)	$5,371

	Alger Emerging Markets Fund*
	For the Year Ended October 31, 2012	For the Period Ended October 31, 2011
Net investment income	$14,829	$6,175
Net realized loss on investments, options and foreign currency	(842,339)	(1,195,226)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	1,062,830	(719,040)
Net increase (decrease) in net assets resulting from operations	235,320	(1,908,091)
Increase (decrease) from shares of beneficial interest transactions:
Class A	383,260	889,617
Class C	8,654	166,557
Class I	15,468	10,247,388
Net increase from shares of beneficial interest transactions—Note 6(a)	407,382	11,303,562
Redemption Fees
Class A	37	—
Total Redemption Fees - Note 6(b)	37	—
Total increase	642,739	—
Net Assets:
Beginning of period	9,395,471	—
END OF PERIOD	$10,038,210	$9,395,471
Undistributed net investment income (accumulated loss)	$13,389	$(4,829)

* Commenced operations December 29, 2010.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		Year ended 10/31/2008
Net asset value, beginning of period	$12.35		$11.33		$9.28		$7.07		$12.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.02		(0.05)		(0.06)		(0.02)		(0.07)
Net realized and unrealized gain (loss) on investments	1.66		1.07		2.11		2.23		(4.86)
Total from investment operations	1.68		1.02		2.05		2.21		(4.93)
Distributions from net realized gains	(0.21)		—		—		—		—
Net asset value, end of period	$13.82		$12.35		$11.33		$9.28		$7.07
Total return(ii)	14.00%		9.0%		22.0%		31.4%		(41.1)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,158,220		$836,857		$488,872		$280,139		$170,147
Ratio of gross expenses to average net assets	1.49	%(iii)	1.58	%(iv)	1.74	%(v)	1.90	%(vi)	2.01%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		0.00%		(0.48)%
Ratio of net expenses to average net assets	1.49%		1.58%		1.74%		1.90%		1.53%
Ratio of net investment income (loss) to average net assets	0.16%		(0.38)%		(0.57)%		(0.29)%		(0.65)%
Portfolio turnover rate	139.90%		163.11%		252.68%		362.48%		313.46%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.12% related to dividend expense on short positions and interest expense for the period 10/31/12.

(iv) Includes 0.18% related to dividend expense on short positions and interest expense for the period of 10/31/11.

(v) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/2010.

(vi) Includes 0.29% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$12.09		$11.18		$9.23		$7.07		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)		(0.13)		(0.14)		(0.12)		(0.01)
Net realized and unrealized gain (loss) on investments	1.62		1.04		2.09		2.28		(1.70)
Total from investment operations	1.55		0.91		1.95		2.16		(1.71)
Distributions from net realized gains	(0.21)		—		—		—		—
Net asset value, end of period	$13.43		$12.09		$11.18		$9.23		$7.07
Total return(iii)	13.1%		8.2%		21.0%		30.6%		(19.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$242,972		$134,399		$47,351		$4,685		$90
Ratio of gross expenses to average net assets	2.24	%(iv)	2.32	%(v)	2.52	%(vi)	2.48	%(vii)	2.27%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		0.00%		(0.02)%
Ratio of net expenses to average net assets	2.24%		2.32%		2.52%		2.48%		2.25%
Ratio of net investment income (loss) to average net assets	(0.57)%		(1.11)%		(1.38)%		(1.35)%		(0.92)%
Portfolio turnover rate	139.90%		163.11%		252.68%		362.48%		313.46%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.13% related to dividend expense on short positions and interest expense for the period 10/31/12.

(v) Includes 0.17% related to dividend expense on short positions and interest expense for the period 10/31/11.

(vi) Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(vii) Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$12.42		$11.39		$9.32		$7.08		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.03		(0.04)		(0.05)		(0.07)		—
Net realized and unrealized gain (loss) on investments	1.68		1.07		2.12		2.31		(1.70)
Total from investment operations	1.71		1.03		2.07		2.24		(1.70)
Distributions from net realized gains	(0.21)		—		—		—		—
Net asset value, end of period	$13.92		$12.42		$11.39		$9.32		$7.08
Total return(iii)	14.1%		9.1%		22.1%		31.8%		(19.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$431,557		$266,366		$116,343		$63,719		$81
Ratio of gross expenses to average net assets	1.43	%(iv)	1.50	%(v)	1.64	%(vi)	1.50	%(vii)	1.53%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		(0.01)%		(0.05)%		(0.28)%
Ratio of net expenses to average net assets	1.43%		1.50%		1.63%		1.45%		1.25%
Ratio of net investment income (loss) to average net assets	0.25%		(0.29)%		(0.46)%		(0.77)%		0.09%
Portfolio turnover rate	139.90%		163.11%		252.68%		362.48%		313.46%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.12% related to dividend expense on short positions and interest expense for the period 10/31/12.

(v) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11.

(vi) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(vii) Includes 0.20% related to dividend expense of short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$12.38		$12.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.08		0.00
Net realized and unrealized gain (loss) on investments	1.65		0.18
Total from investment operations	1.73		0.18
Distributions from net realized gains	(0.21)		—
Net asset value, end of period	$13.90		$12.38
Total return(iii)	14.3%		1.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$215,244		$3,373
Ratio of gross expenses to average net assets	1.20	%(iv)	2.65	%(v)
Ratio of expense reimbursements to average net assets	0.00%		(1.41)%
Ratio of net expenses to average net assets	1.20%		1.24%
Ratio of net investment income (loss) to average net assets	0.60%		0.01%
Portfolio turnover rate	139.90%		163.11%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.17% related to dividend expense on short positions and interest expense for the period 10/31/12.

(v) Includes 0.14% related to dividend expense on short positions and interest expense for the period 10/31/11.

See Notes to Financial Statements.

Alger Green Fund

	Class A(i)
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$6.01	$6.03	$5.24	$4.52	$7.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	(0.01)	(0.01)	0.00	(0.01)
Net realized and unrealized gain (loss) on investments	0.66	(0.01)	0.80	0.72	(3.19)
Total from investment operations	0.67	(0.02)	0.79	0.72	(3.20)
Distributions from net realized gains	—	—	—	—	(0.18)
Net asset value, end of period	$6.68	$6.01	$6.03	$5.24	$4.52
Total return(iii)	11.2%	(0.3)%	15.1%	15.9%	(41.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,243	$27,018	$37,545	$27,335	$22,307
Ratio of gross expenses to average net assets	1.49%	1.46%	1.44%	1.87%	1.49%
Ratio of expense reimbursements to average net assets	(0.17)%	(0.21)%	(0.19)%	(0.62)%	(0.24)%
Ratio of net expenses to average net assets	1.32%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.12%	(0.14)%	(0.21)%	(0.10)%	(0.21)%
Portfolio turnover rate	21.25%	28.25%	29.44%	79.75%	106.34%

(i) Commenced operations January 12, 2007 after the reorganization of the Class I and R shares of the Alger Green Institutional Fund into the Class N shares of the Alger Green Fund. Class N shares were redesiginated as Class A shares on September 24, 2008. The Financial Highlights prior to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$5.88	$5.94	$5.20	$4.51	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.05)	(0.05)	(0.05)	—
Net realized and unrealized gain (loss) on investments	0.64	(0.01)	0.79	0.74	(1.14)
Total from investment operations	0.59	(0.06)	0.74	0.69	(1.14)
Net asset value, end of period	$6.47	$5.88	$5.94	$5.20	$4.51
Total return(iii)	10.0%	(1.0)%	14.2%	15.3%	(20.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,484	$2,517	$2,436	$1,041	$90
Ratio of gross expenses to average net assets	2.31%	2.25%	2.26%	2.49%	2.17%
Ratio of expense reimbursements to average net assets	(0.10)%	(0.25)%	(0.26)%	(0.49)%	(0.17)%
Ratio of net expenses to average net assets	2.21%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.77)%	(0.90)%	(0.97)%	(1.05)%	(1.01)%
Portfolio turnover rate	21.25%	28.25%	29.44%	79.75%	106.34%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$6.01	$6.02	$5.24	$4.52	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	(0.01)	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	0.65	0.00	0.79	0.73	(1.13)
Total from investment operations	0.66	(0.01)	0.78	0.72	(1.13)
Net asset value, end of period	$6.67	$6.01	$6.02	$5.24	$4.52
Total return(iii)	11.0%	(0.2)%	14.9%	15.9%	(20.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,717	$19,604	$13,461	$6,612	$80
Ratio of gross expenses to average net assets	1.52%	1.63%	1.47%	1.63%	1.42%
Ratio of expense reimbursements to average net assets	(0.20)%	(0.38)%	(0.22)%	(0.38)%	(0.17)%
Ratio of net expenses to average net assets	1.32%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.10%	(0.16)%	(0.22)%	(0.28)%	(0.26)%
Portfolio turnover rate	21.25%	28.25%	29.44%	79.75%	106.34%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Analyst Fund

	Class A
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$9.85	$9.54	$8.02	$6.57	$12.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.03)	(0.05)	(0.05)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	1.01	0.36	1.57	1.49	(4.93)
Total from investment operations	0.98	0.31	1.52	1.45	(4.99)
Distributions from net realized gains	—	—	—	—	(0.51)
Net asset value, end of period	$10.83	$9.85	$9.54	$8.02	$6.57
Total return(ii)	10.0%	3.2%	19.0%	22.1%	(43.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,524	$2,306	$2,236	$1,722	$1,360
Ratio of gross expenses to average net assets	4.85%	5.31%	5.68%	7.62%	3.04%
Ratio of expense reimbursements to average net assets	(3.58)%	(4.11)%	(4.48)%	(6.42)%	(1.84)%
Ratio of net expenses to average net assets	1.27%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.50)%	(0.60)%	(0.53)%	(0.60)%
Portfolio turnover rate	158.39%	141.68%	73.54%	144.99%	124.91%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$9.62	$9.39	$7.95	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.12)	(0.12)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	0.99	0.35	1.56	1.48	(1.98)
Total from investment operations	0.89	0.23	1.44	1.39	(1.99)
Net asset value, end of period	$10.51	$9.62	$9.39	$7.95	$6.56
Total return(iii)	9.3%	2.4%	18.1%	21.2%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$184	$165	$166	$126	$77
Ratio of gross expenses to average net assets	6.00%	6.45%	6.54%	8.49%	6.60%
Ratio of expense reimbursements to average net assets	(4.05)%	(4.50)%	(4.59)%	(6.54)%	(4.65)%
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	(0.99)%	(1.25)%	(1.35)%	(1.29)%	(1.31)%
Portfolio turnover rate	158.39%	141.68%	73.54%	144.99%	124.91%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$9.84	$9.53	$8.01	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.05)	(0.05)	(0.04)	—
Net realized and unrealized gain (loss) on investments	1.01	0.36	1.57	1.49	(1.99)
Total from investment operations	0.98	0.31	1.52	1.45	(1.99)
Net asset value, end of period	$10.82	$9.84	$9.53	$8.01	$6.56
Total return(iii)	10.0%	3.3%	19.0%	22.1%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,180	$776	$183	$155	$77
Ratio of gross expenses to average net assets	5.95%	6.91%	14.02%	7.75%	5.85%
Ratio of expense reimbursements to average net assets	(4.68)%	(5.71)%	(12.82)%	(6.55)%	(4.65)%
Ratio of net expenses to average net assets	1.27%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.50)%	(0.60)%	(0.56)%	(0.56)%
Portfolio turnover rate	158.39%	141.68%	73.54%	144.99%	124.91%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Dynamic Opportunities Fund

	Class A						Class C
	Year ended 10/31/2012		Year ended 10/31/2011		From 11/2/2009 (commencement of operations) to 10/31/2010(i)		Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$10.64		$10.55		$10.00		$10.57		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)		(0.21)		(0.20)		(0.22)		(0.23)
Net realized and unrealized gain (loss) on investments	0.77		0.30		0.75		0.75		(0.16)
Total from investment operations	0.63		0.09		0.55		0.53		(0.39)
Distributions from net realized gains	(0.15)		—		—		(0.15)		—
Net asset value, end of period	$11.12		$10.64		$10.55		$10.95		$10.57
Total return(iii)	6.1%		0.9%		5.5%		5.2%		(3.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,741		$11,514		$14,527		$622		$539
Ratio of gross expenses to average net assets	2.98	%(iv)	3.09	%(v)	3.30	%(vi)	4.00	%(vii)	4.12	%(viii)
Ratio of expense reimbursements to average net assets	(0.36)%		(0.62)%		(0.78)%		(0.62)%		(0.96)%
Ratio of net expenses to average net assets	2.62%		2.47%		2.52%		3.38%		3.16%
Ratio of net investment income (loss) to average net assets	(1.26)%		(1.87)%		(2.00)%		(2.05)%		(2.56)%
Portfolio turnover rate	257.74%		430.05%		438.65%		257.74%		430.05%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.62% related to dividend expense on short positions and interest expense for the period 10/31/12.

(v) Includes 0.47% related to dividend expense on short positions and interest expense for the period 10/31/11.

(vi) Includes 0.45% related to dividend expense on short positions and interest expense for the period ended 10/31/2010.

(vii) Includes 0.63% related to dividend expense on short positions and interest expense for the period 10/31/12.

(viii) Includes 0.41% related to dividend expense on short positions and interest expense for the period 10/31/11.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$10.66		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)		(0.15)
Net realized and unrealized gain (loss) on investments	0.75		(0.15)
Total from investment operations	0.65		(0.30)
Distributions from net realized gains	(0.15)		—
Net asset value, end of period	$11.16		$10.66
Total return(iii)	6.3%		(2.7)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,158		$11,368
Ratio of gross expenses to average net assets	2.73	%(iv)	11.84	%(v)
Ratio of expense reimbursements to average net assets	(0.35)%		(9.30)%
Ratio of net expenses to average net assets	2.38%		2.54%
Ratio of net investment income (loss) to average net assets	(0.90)%		(1.92)%
Portfolio turnover rate	257.74%		430.05%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.63% related to dividend expense on short positions and interest expense for the period 10/31/12.

(v) Includes 0.79% related to dividend expense on short positions and interest expense for the period 10/31/11.

See Notes to Financial Statements.

Alger Emerging Markets Fund

	Class A		Class C		Class I
	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$8.32	$10.00	$8.23	$10.00	$8.28	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.03	0.04	(0.05)	(0.03)	0.01	0.00
Net realized and unrealized gain (loss) on investments	0.17	(1.72)	0.19	(1.74)	0.19	(1.72)
Total from investment operations	0.20	(1.68)	0.14	(1.77)	0.20	(1.72)
Net asset value, end of period	$8.52	$8.32	$8.37	$8.23	$8.48	$8.28
Total return(iii)	2.4%	(16.8)%	1.7%	(17.7)%	2.4%	(17.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,176	$764	$151	$142	$8,712	$8,490
Ratio of gross expenses to average net assets	4.43%	4.60%	5.61%	5.99%	4.28%	4.16%
Ratio of expense reimbursements to average net assets	(2.73)%	(2.90)%	(3.16)%	(3.54)%	(2.58)%	(2.46)%
Ratio of net expenses to average net assets	1.70%	1.70%	2.45%	2.45%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	0.31%	0.51%	(0.57)%	(0.39)%	0.15%	0.05%
Portfolio turnover rate	150.09%	121.91%	150.09%	121.91%	150.09%	121.91%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

NOTE 2 — Summary of Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of less than sixty days are valued at amortized cost which approximates market value.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date.  A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, and Alger Analyst Fund remains open for the tax years 2009-2012, Alger Dynamic Opportunities Fund remains open for the tax years 2010-2012 and Alger Emerging Markets Fund remains open for the tax year 2011-2012.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	ADVISORY FEE	ADMINISTRATION FEE
Alger Spectra Fund	0.90%	.0275%
Alger Green Fund	0.71	.0275
Alger Analyst Fund	0.85	.0275
Alger Dynamic Opportunities Fund	1.20	.0275
Alger Emerging Markets Fund	1.10	.0275

Alger Management has established an expense cap for several share classes, effective through February 28, 2013, whereby it reimburses the share classes if annualized operating

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE YEAR ENDED October 31,
	A	C	I	Z	2012
Alger Spectra Fund	—	—	—	1.10%	$—
Alger Green Fund(1)	1.35%	—	1.35%	N/A	88,255
Alger Analyst Fund(2)	1.30	1.95	1.30	N/A	143,540
Alger Dynamic Opportunities Fund	2.00	2.75	N/A	1.75	85,615
Alger Emerging Markets Fund	1.70	2.45	1.70	N/A	247,659

(1)Expense caps prior to February 28, 2012, was 1.25%, 2.00% and 1.25% for Class A, C and I shares, respectively.

(2)Expense caps prior to February 28, 2012, was 1.20% for Class A and I shares respectively.

Alger Management voluntarily reduced its advisory fee for the Alger Spectra Fund. For the year ended October 31, 2012, Alger Management voluntarily reimbursed the Alger Spectra Fund $30,600.

(b) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and C shares and 0.01% of the daily net assets of the Class I shares and Class Z shares for these services.  For the year ended October 31, 2012, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund incurred fees of $248,470, $6,943, $540, $3,029 and $1,031, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2012, Alger Management charged back to Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $320,926, $23,571, $95, $731 and $61, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(c) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.  For the year ended October 31, 2012, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the distributor (the “Distributor” or “Alger Inc.”), were as follows:

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$7,311	$62,042
Alger Green Fund	211	391
Alger Analyst Fund	—	21
Alger Dynamic Opportunities Fund	—	614
Alger Emerging Markets Fund	63	10

(d) Brokerage Commissions: During the year ended October 31, 2012, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $1,968,886, $10,396, $5,958, $555 and $1,221, respectively, in connection with securities transactions.

(e) Trustees’ Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of a Fund’s audit committee receives $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Distribution/Shareholder Servicing Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Alger Inc. a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

bank loan rate available to the funds.  As of October 31, 2012, Alger Spectra Fund lent $610,000 to an affiliated Fund at a rate of 1.12%, which was due within seven calendar days.

During the year ended October 31, 2012, Alger Spectra Fund incurred interest expense and earned loan interest income of $8,795 and $1,865, respectively, in connection with interfund loans.

(h) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc.  At October 31, 2012, Alger Management and its affiliates owned the following shares:

	SHARE CLASS
	A	C	I	Z
Alger Spectra Fund	1,218,452	11,598	11,592	83
Alger Green Fund	—	—	—	N/A
Alger Analyst Fund	195,435	11,696	101,941	N/A
Alger Dynamic Opportunities Fund	125,092	93	N/A	1,537,065
Alger Emerging Markets Fund	100	100	999,800	N/A

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the year ended October 31, 2012:

	PURCHASES	SALES
Alger Spectra Fund	$2,991,025,934	$2,385,138,544
Alger Green Fund	10,279,409	15,444,416
Alger Analyst Fund	5,958,922	5,517,878
Alger Dynamic Opportunities Fund	46,273,855	42,042,657
Alger Emerging Markets Fund	14,086,453	13,827,284

Written call and put options activity for the year ended October 31, 2012, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Dynamic Opportunities Fund
Put Options outstanding at October 31, 2011	—	$—
Put Options written	25	4,029
Put Options closed	—	—
Put Options expired	25	4,029
Put Options exercised	—	—
Put Options outstanding at October 31, 2012	—	$—

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

possibility of political or economic instability.  Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, less stringent regulatory and legal system.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the year ended October 31, 2012, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$843,526	1.18%
Alger Dynamic Opportunities Fund	265	2.24
Alger Emerging Markets Fund	1,214	2.41

The highest amount borrowed during the year ended October 31, 2012, for each Fund was as follows:

HIGHEST BORROWINGS
Alger Spectra Fund	$62,130,000
Alger Dynamic Opportunities Fund	97,139
Alger Emerging Markets Fund	67,956

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series.  Each series is divided into separate classes.  The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	45,427,769	$602,720,231	40,709,094	$508,241,823
Dividends reinvested	965,034	11,397,047	—	—
Shares redeemed	(30,400,932)	(405,302,930)	(16,081,586)	(199,293,352)
Net increase	15,991,871	$208,814,348	24,627,508	$308,948,471
Class C:
Shares sold	8,682,407	$112,978,375	7,769,884	$96,152,763
Dividends reinvested	156,714	1,810,051	—	—
Shares redeemed	(1,866,514)	(23,959,125)	(890,027)	(10,834,902)
Net increase	6,972,607	$90,829,301	6,879,857	$85,317,861
Class I:
Shares sold	21,744,474	$288,438,201	15,023,225	$187,694,633
Dividends reinvested	372,250	4,426,050	—	—
Shares redeemed	(12,552,888)	(171,769,267)	(3,791,633)	(46,961,105)
Net increase	9,563,836	$121,094,984	11,231,592	$140,733,528
Class Z:
Shares sold	17,038,370	$230,878,001	281,360	$3,326,766
Dividends reinvested	8,232	97,547	—	—
Shares redeemed	(1,832,106)	(24,896,150)	(8,857)	(112,238)
Net increase	15,214,496	$206,079,398	272,503	$3,214,528

Alger Green Fund
Class A:
Shares sold	560,394	$3,651,301	798,710	$4,977,110
Shares redeemed	(1,124,475)	(7,298,128)	(2,534,020)	(15,399,065)
Net decrease	(564,081)	$(3,646,827)	(1,735,310)	$(10,421,955)
Class C:
Shares sold	52,354	$334,160	96,373	$593,469
Shares redeemed	(96,843)	(620,365)	(78,519)	(473,172)
Net increase (decrease)	(44,489)	$(286,205)	17,854	$120,297
Class I:
Shares sold	1,106,295	$7,166,621	2,149,628	$13,304,862
Shares redeemed	(1,414,340)	(9,215,196)	(1,121,967)	(6,871,365)
Net increase (decrease)	(308,045)	$(2,048,575)	1,027,661	$6,433,497

Alger Analyst Fund
Class A:
Shares sold	6,016	$63,442	14,281	$139,134
Shares redeemed	(7,129)	(76,600)	(14,579)	(149,009)
Net decrease	(1,113)	$(13,158)	(298)	$(9,875)
Class C:
Shares sold	2,519	$24,580	—	$—
Shares redeemed	(2,166)	(22,132)	(506)	(5,098)
Net increase (decrease)	353	$2,448	(506)	$(5,098)
Class I:
Shares sold	30,775	$343,875	73,256	$737,998
Shares redeemed	(600)	(6,235)	(13,589)	(136,752)
Net increase	30,175	$337,640	59,667	$601,246

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	1,491,387	$16,554,782	1,652,273	$18,610,347
Dividends reinvested	14,638	150,770	—	—
Shares redeemed	(632,679)	(6,872,226)	(1,946,611)	(20,913,027)
Net increase (decrease)	873,346	$9,833,326	(294,338)	$(2,302,680)
Class C:
Shares sold	36,133	$389,791	51,043	$572,150
Dividends reinvested	812	8,299	—	—
Shares redeemed	(31,227)	(337,416)	—	—
Net increase	5,718	$60,674	51,043	$572,150
Class Z:
Shares sold	454,959	$5,000,002	1,066,246	$11,238,273
Dividends reinvested	15,859	163,669	—	—
Net increase	470,818	$5,163,671	1,066,246	$11,238,273

Alger Emerging Markets Fund
Class A:
Shares sold	86,388	$716,191	104,751	$1,007,402
Shares redeemed	(40,242)	(332,931)	(12,931)	(117,785)
Net increase	46,146	$383,260	91,820	$889,617
Class C:
Shares sold	6,383	$51,452	19,557	$186,752
Shares redeemed	(5,573)	(42,798)	(2,369)	(20,195)
Net increase	810	$8,654	17,188	$166,557
Class I:
Shares sold	6,037	$49,256	1,026,975	$10,260,980
Shares redeemed	(3,971)	(33,788)	(1,636)	(13,592)
Net increase	2,066	$15,468	1,025,339	$10,247,388

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2012, and the year ended October 31, 2011 was as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011
Alger Spectra Fund
Distributions paid from:
Ordinary Income	$6,729,730	—
Long-term capital gain	15,313,873	—
Return of capital	—	—
Total distributions paid	$22,043,603	—

Alger Green Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Analyst Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	337,126	—
Long-term capital gain	—	—
Return of capital	111	—
Total distributions paid	$337,237	—

Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

As of October 31, 2012, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	$17,260,173
Undistributed long-term gains	31,604,490
Net accumulated earnings	48,864,663
Capital loss carryforwards	—
Temporary differences	(37,190,147)
Net unrealized appreciation	209,838,829
Total accumulated gains	$221,513,347

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Green Fund
Undistributed ordinary income	30,879
Undistributed long-term gains	—
Net accumulated earnings	30,879
Capital loss carryforwards	(5,169,261)
Temporary differences	(68,710)
Net unrealized appreciation	8,643,965
Total accumulated gains	$3,436,873

Alger Analyst Fund
Undistributed ordinary income	96,644
Undistributed long-term gains	122,772
Net accumulated earnings	219,416
Capital loss carryforwards	—
Temporary differences	(3,926)
Net unrealized appreciation	142,647
Total accumulated gains	$358,137

Alger Dynamic Opportunities Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(39,442)
Late year ordinary income losses	(192,064)
Temporary differences	(202,671)
Net unrealized appreciation	1,240,598
Total accumulated gains	$806,421

Alger Emerging Markets Fund
Undistributed ordinary income	41,770
Undistributed long-term gains	—
Net accumulated earnings	41,770
Capital loss carryforwards	(1,959,784)
Temporary differences	(65,566)
Net unrealized appreciation	343,789
Total accumulated losses	$(1,639,791)

At October 31, 2012, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund
POST ACT	—	—	—	$39,442
2017	—	$4,854,444	—	—
2019	—	314,817	—	—
Total	—	5,169,261	—	39,442

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Expiration Dates	Alger Emerging Markets Fund
POST ACT	$1,959,784
Total	1,959,784

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration (“POST ACT”).  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among each Fund’s components of net assets at October 31, 2012:

Alger Spectra Fund
Accumulated undistributed net investment income (accumulated loss)	$(151,158)
Accumulated net realized (accumulated realized loss)	$151,158
Paid-in Capital	—

Alger Green Fund
Accumulated undistributed net investment income (accumulated loss)	—
Accumulated net realized (accumulated realized loss)	—
Paid-in Capital	—

Alger Analyst Fund
Accumulated undistributed net investment income (accumulated loss)	$11,747
Accumulated net realized (accumulated realized loss)	$(11,747)
Paid-in Capital	$—

Alger Dynamic Opportunities Fund
Accumulated undistributed net investment income (accumulated loss)	$61,258
Accumulated net realized (accumulated realized loss)	$(3,891)
Paid-in Capital	$(57,367)

Alger Emerging Markets Fund
Accumulated undistributed net investment income (accumulated loss)	$3,389
Accumulated net realized (accumulated realized loss)	$(3,889)
Paid-in Capital	$—

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$380,275,669	$380,275,669	—	—
Consumer Staples	142,887,361	142,887,361	—	—
Energy	97,354,961	97,354,961	—	—
Financials	125,395,215	125,395,215	—	—
Health Care	217,528,765	217,528,765	—	—
Industrials	235,379,508	235,379,508	—	—
Information Technology	593,015,954	593,015,954	—	—
Materials	76,787,019	76,787,019	—	—
Telecommunication Services	63,038,124	63,038,124	—	—
TOTAL COMMON STOCKS	$1,931,662,576	$1,931,662,576	—	—
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$12,930,360	—	$12,930,360	—
PREFERRED STOCKS
Financials	$5,112,638	$5,112,638	—	—
MASTER LIMITED PARTNERSHIP
Energy	$6,380,428	$6,380,428	—	—
Financials	17,010,825	17,010,825	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$23,391,253	$23,391,253	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$51,750,460	$51,750,460	—	—
TOTAL INVESTMENTS IN SECURITIES	$2,024,847,287	$2,011,916,927	$12,930,360	—
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$2,632,108	$2,632,108	—	—
Financials	$2,695,784	$2,695,784	—	—
Health Care	11,722,562	11,722,562	—	—
Industrials	24,822,984	24,822,984	—	—
Information Technology	21,845,801	21,845,801	—	—
TOTAL COMMON STOCKS	$63,719,239	$63,719,239	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$7,086,608	$7,086,608	—	—
Consumer Staples	3,907,532	3,907,532	—	—
Energy	881,610	881,610	—	—
Financials	1,171,956	1,171,956	—	—
Health Care	3,492,143	3,492,143	—	—
Industrials	9,875,117	9,875,117	—	—
Information Technology	15,568,213	15,568,213	—	—
Materials	3,609,664	3,609,664	—	—
Utilities	1,809,280	1,809,280	—	—
TOTAL COMMON STOCKS	$47,402,123	$47,402,123	—	—
CONVERTIBLE CORPORATE BONDS
Industrials	$133,788	—	$133,788	—
TOTAL INVESTMENTS IN SECURITIES	$47,535,911	$47,402,123	$133,788	—

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,020,857	$1,020,857	—	—
Consumer Staples	170,755	170,755	—	—
Energy	237,932	237,932	—	—
Financials	116,353	116,353	—	—
Health Care	471,445	471,445	—	—
Industrials	367,690	367,690	—	—
Information Technology	860,675	860,675	—	—
Materials	338,762	338,762	—	—
Telecommunication Services	96,866	96,866	—	—
TOTAL COMMON STOCKS	$3,681,335	$3,681,335	—	—
MASTER LIMITED PARTNERSHIP
Financials	$42,953	$42,953	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$35,900	$35,900	—	—
TOTAL INVESTMENTS IN SECURITIES	$3,760,188	$3,760,188	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,623,551	$3,623,551	—	—
Consumer Staples	1,097,307	1,097,307	—	—
Energy	1,228,118	1,228,118	—	—
Financials	1,784,205	1,784,205	—	—
Health Care	2,005,733	2,005,733	—	—
Industrials	2,718,266	2,718,266	—	—
Information Technology	5,864,968	5,864,968	—	—
Materials	442,358	442,358	—	—
Telecommunication Services	212,975	212,975	—	—
TOTAL COMMON STOCKS	$18,977,481	$18,977,481	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$264,722	—	$264,722	—
PREFERRED STOCKS
Financials	$133,067	$133,067	—	—
PURCHASED OPTIONS
Exchange Traded Funds	$9,675	$9,675	—	—
RIGHTS
Health Care	$25,932	—	—	$25,932
MASTER LIMITED PARTNERSHIP
Consumer Discretionary	$300,782	$300,782	—	—
Financials	607,614	607,614	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$908,396	$908,396	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$781,509	$781,509	—	—
TOTAL INVESTMENTS IN SECURITIES	$21,100,782	$20,810,128	$264,722	$25,932
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$1,079,189	$1,079,189	—	—
Energy	$509,928	$509,928	—	—
Financials	1,148,971	1,148,971	—	—
Health Care	978,740	978,740	—	—
Industrials	533,524	533,524	—	—
Information Technology	1,184,733	1,184,733	—	—
TOTAL COMMON STOCKS	$5,435,085	$5,435,085	—	—

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
	$57,988	$57,988	—	—
Consumer Discretionary	1,515,139	1,515,139	—	—
Consumer Staples	913,700	913,700	—	—
Energy	867,370	867,370	—	—
Financials	2,355,679	2,355,679	—	—
Health Care	357,997	357,997	—	—
Industrials	487,286	487,286	—	—
Information Technology	1,439,474	1,439,474	—	—
Materials	1,328,109	1,328,109	—	—
Telecommunication Services	270,936	270,936	—	—
Utilities	81,599	81,599	—	—
TOTAL COMMON STOCKS	$9,675,277	$9,675,277	—	—
TOTAL INVESTMENTS IN SECURITIES	$9,675,277	$9,675,277	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Spectra Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$2,843,610
Transfers into Level 3	—
Transfers out of Level 3(i)	(2,193,642)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(649,968)
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2012	$—

Alger Dynamic Opportunities Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$210,652
Transfers into Level 3	—
Transfers out of Level 3(i)	(162,503)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(48,149)
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2012	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2011	$—
Transfers into Level 3	25,932
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2012	25,932
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2012	$25,932

(i) Securities transferred out of Level 3 upon closing of IPO and commencement of trading.

On October 31, 2012, the Alger Emerging Markets Fund transferred securities totaling $1,245,661 from Level 2 to Level 1, utilizing exchange listed prices rather than model based evaluated prices.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

During the year ended October 31, 2012, options were used in accordance with these objectives.

The fair values of derivative instruments as of October 31, 2012, are as follows:

Alger Dynamic Opportunities Fund

	ASSET DERIVATIVES 2012		LIABILITY DERIVATIVES 2012
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in securities, at value	$9,675	—	—
Total		$9,675	—	—

For the year ended October 31, 2012, Alger Dynamic Opportunities Fund had option purchases of $282,157 and option sales of $248,861, and Alger Spectra Fund had option purchases of $52,620 and option sales of $26,172.  The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012, is as follows:

NET REALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS

Alger Spectra Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(26,448)
Written Options	—
Total	$(26,448)

NET REALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(111,634)
Written Options	4,029
Total	$(107,605)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NET CHANGE IN UNREALIZED (DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Spectra Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(44,133)
Total	$(44,133)

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Funds do not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2012 through the issuance date of the financial statements.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds II, comprised of the Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund, and Alger Emerging Markets Fund (the “Funds”) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended  (the period December 29, 2010 (commencement of operations) to October 31, 2011 and the year ended October 31, 2012 for the Alger Emerging Markets Fund), and the financial highlights for each of the four years in the period then ended, (the period November 2, 2009 (commencement of operations) to October 31, 2010, the year ended October 31, 2011 and the year ended October 31, 2012 for the Alger Dynamic Opportunities Fund, and the period December 29, 2010 (commencement of operations) to October 31, 2011 and the year ended October 31, 2012 for the Alger Emerging Markets Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Funds’ financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose report dated December 16, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Funds II as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (the period December 29, 2010 (commencement of operations) to October 31, 2011 and the year ended October 31, 2012 for the Alger Emerging Markets Fund), and the financial highlights for each of the four years in the period then ended (the period November 2, 2009 (commencement of operations) to October 31, 2010, the year ended October 31, 2011 and the year ended October 31, 2012 for the Alger Dynamic Opportunities Fund, and the period December 29, 2010 (commencement of operations) to October 31, 2011 and the year ended October 31, 2012 for the Alger Emerging Markets Fund) in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 21, 2012

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2012 and ending October 31, 2012.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Six Months Ended October 31, 2012(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2012(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,005.09	$7.53	1.49%
	Hypothetical(c)	1,000.00	1,017.62	7.58	1.49
Class C	Actual	1,000.00	1,000.74	11.28	2.24
	Hypothetical(c)	1,000.00	1,013.86	11.36	2.24
Class I	Actual	1,000.00	1,005.05	7.21	1.43
	Hypothetical(c)	1,000.00	1,017.94	7.26	1.43
Class Z	Actual	1,000.00	1,006.52	6.04	1.20
	Hypothetical(c)	1,000.00	1,019.11	6.08	1.20

Alger Green Fund
Class A	Actual	$1,000.00	$982.35	$6.57	1.32%
	Hypothetical(c)	1,000.00	1,018.51	6.69	1.32
Class C	Actual	1,000.00	978.82	10.98	2.21
	Hypothetical(c)	1,000.00	1,014.04	11.18	2.21
Class I	Actual	1,000.00	982.33	6.56	1.32
	Hypothetical(c)	1,000.00	1,018.51	6.68	1.32

Alger Analyst Fund
Class A	Actual	$1,000.00	$978.32	$6.31	1.27%
	Hypothetical(c)	1,000.00	1,018.75	6.44	1.27
Class C	Actual	1,000.00	974.95	9.68	1.95
	Hypothetical(c)	1,000.00	1,015.33	9.88	1.95
Class I	Actual	1,000.00	978.30	6.34	1.27
	Hypothetical(c)	1,000.00	1,018.73	6.47	1.27

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$999.10	$13.14	2.62%
	Hypothetical(c)	1,000.00	1,011.99	13.23	2.62
Class C	Actual	1,000.00	995.46	16.94	3.38
	Hypothetical(c)	1,000.00	1,008.16	17.04	3.38
Class Z	Actual	1,000.00	1,000.90	11.95	2.38
	Hypothetical(c)	1,000.00	1,013.19	12.02	2.38

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$993.01	$8.56	1.70%
	Hypothetical(c)	1,000.00	1,016.59	8.66	1.70
Class C	Actual	1,000.00	990.53	12.30	2.45
	Hypothetical(c)	1,000.00	1,012.82	12.44	2.45
Class I	Actual	1,000.00	994.14	8.56	1.70
	Hypothetical(c)	1,000.00	1,016.59	8.66	1.70

(a)              Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(b)              Annualized.

(c)               5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, Alger Institutional Funds, and Alger China-U.S. Growth, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (51)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (59)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25

Roger P. Cheever (67)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25

Lester L. Colbert Jr. (78)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25

Stephen E. O’Neil (80)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1993	25

David Rosenberg (50)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (75)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1993	25

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (50) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President and Chief Executive Officer since 2003 of Alger Associates, Inc. (“Associates”); Chairman of the Board of Directors since 2006 of Alger Inc.; President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Hal Liebes (48) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources	2005	N/A

Lisa A. Moss (47) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006.	2006	N/A

Michael D. Martins (47) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Anthony S. Caputo (57) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (51) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (59) Chief Compliance Officer	Senior Vice President and Chief Compliance officer for Alger Management since May 2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Funds because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 13, 2012, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”), as revised to incorporate scheduled fee reductions for most of the Trust’s portfolios at specified asset breakpoints. The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”) from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer and having no other relationship with Alger Management, whose specialties include, among other things, assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940, as amended. At the meeting, senior FUSE personnel reviewed with the Trustees a presentation covering all of the Funds, which was provided prior to the meeting.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under a separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/12), second-quarter, 1-, 3- and 5-year, and since-inception periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/12, and compared them with benchmark and peer-group data for the same periods. They noted that the performance for the year-to-date of the Spectra Fund, the Analyst Fund and the Dynamic Opportunities Fund had surpassed that of their benchmarks and the medians of their peer groups, while the Green Fund had fallen short of its benchmark and the median for its peers; another Fund, the Emerging Markets Fund, had equaled or placed near (depending upon share class) its peer median and benchmark. The Trustees also noted that, among the year-to-date underperformers, certain Funds had shown improvement during the second quarter of 2012 against their peers (Green Fund) or both benchmark and peers (Emerging Markets Fund). Performance results for the longer (1-, 3-, and 5-year) periods, to the extent available, were generally consistent with the near-term data for all Funds. Representatives of Alger Management discussed with the Trustees the recent performance of each Fund. On the basis of these discussions and their review, the Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees reviewed each Fund’s management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of similar funds. That information indicated that the fees for the Green Fund and Dynamic Opportunities Fund were below the median for their peers while those of the Analyst Fund, Emerging Markets Funds and Spectra Fund exceeded their medians. The placement of the Funds’ expense ratios varied depending upon share class: Spectra Fund’s and the Green Fund’s ratios were well above their medians except that Spectra Fund’s Class I Shares and the Green Fund’s A Shares placed near the medians; similarly, the Emerging Markets Fund’s ratio placed above (Class I) or at (Classes A and C) the median, the Analyst Fund placed above (Class A), at (Class I) or below (Class C) the medians and Dynamic Opportunities Fund placed above (Class C), at (Class A) or below (Class Z) the applicable median. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.  The Trustees also considered fees paid to Alger Management by three other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, and wrap programs. The Trustees determined that in all three cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2012. After discussing with representatives of Alger Management and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection they considered a proposal by Alger Management to revise the advisory fee schedules in the Agreement to reflect fee reductions for each Fund (other than the Alger Emerging Markets Fund) at specified Fund asset levels (“breakpoints”). The Trustees noted that such a measure would have the effect of lowering a Fund’s overall management fee as the Fund grew past a breakpoint, thus sharing with the Fund’s shareholders the economies of scale achieved by Alger Management in managing the growing Fund. (The Emerging Markets Fund, with assets at 6/30/12 of less than $10 million and for which Alger Management was waiving some of its management fees, was deemed too small realistically to merit the institution of fee breakpoints.) The Trustees determined to include the proposal in their deliberations whether to renew the Agreement.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Fund for the twelve months through June 30, 2012, had been included in the materials supplied prior to the meeting.  The Trustees also noted that Alger Management receives fees from the Funds under the Administration Agreement and the Shareholder Administrative Services Agreement and that Alger Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well.  The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates from their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Advisory Agreement as proposed to be revised to reflect fee reductions for most Funds at asset breakpoints.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each Fund:

•      The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.

•      The Board determined that the Fund’s performance was acceptable.

•      The Board concluded that the advisory fee paid to Alger Management by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. In this regard the Trustees took into consideration with respect to each Fund other than the Alger Emerging Markets Fund that if Alger Management’s breakpoint proposal was accepted it would have the effect of further lowering the Fund’s advisory fee when and if the Fund’s assets reached a specified breakpoint. The Trustees also noted in the case of certain Funds that Alger Management had voluntarily undertaken to cap Fund expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.

•      With respect to each Fund other than the Alger Emerging Markets Fund, the Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and, accordingly, accepted Alger Management’s asset breakpoint proposal as a means by which Alger Management would share the benefits of such economies with Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Agreement, as proposed, was in the best interests of the Fund and its shareholders.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2012, 100% and 27.664% of the Alger Spectra Fund and Alger Dynamic Fund’s dividend, respectively, qualified for the dividends received deduction for corporations.  For the year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 100% and 27.638% of the Alger Spectra Fund and Alger Dynamic Fund’s dividends, respectively, may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2013.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

•  open an account or perform transactions

•  seek advice about your investments We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

•  sharing for affiliates’ everyday business purposes — information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS II

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AFIIAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)             Audit Fees:

October 31, 2012	$124,000
October 31, 2011	$113,000

b)             Audit-Related Fees: NONE

c)              Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2012	$24,930
October 31, 2011	$25,558

d)             All Other Fees:

October 31, 2012	$8,920
October 31, 2011	$9,200

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2012	$221,557 and €42,600
October 31, 2011	$183,344 and €70,575

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date:  December 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date:  December 17, 2012

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  December 17, 2012